Exhibit 10.4

CROWDSTRIKE HOLDINGS, INC.

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

(Amended and Restated as of July 26, 2018)

1.          PURPOSE.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company Group, and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders.  The Plan authorizes the award of Stock-based incentives to Eligible Persons to encourage such persons to expend their maximum efforts in the creation of stockholder value.

The Plan was originally adopted by the Company on November 18, 2011.  The Plan was previously amended and restated on July 25, 2012.  The current version of the Plan is an amendment and restatement of the Plan incorporating all amendments to date, and was approved by the Board on July 26, 2018 (the “Restatement Effective Date”).

2.          DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           “Affiliate” means any Person or entity, directly or indirectly controlling, controlled by or under common control with such Person or entity, including, but not limited to, (i) a general partner, limited partner, or retired partner affiliated with such Person or entity, (ii) a fund, partnership, limited liability company or other entity that is affiliated with such Person or entity, (iii) a director, officer, stockholder, partner or member (or retired partner or member) affiliated with such Person or entity, or (iv) or to the estate of any such partner or member (or retired partner or member) affiliated with such Person or entity.  Notwithstanding the above, the Company nor any of its subsidiaries shall be deemed to be an Affiliate of any of the Investors or any other investor in the Company.

(b)           “Award” means any Option, Restricted Stock, Restricted Stock Unit, or other Stock-based award granted under the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Cause” means, in the absence of an Award agreement or Participant Agreement otherwise defining Cause, (i) a Participant’s conviction of or indictment for any crime (whether or not involving the Company Group) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Employer, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or any other member of the Company Group; (ii) conduct of a Participant, in connection with his employment or service, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or any other member of the Company Group; (iii) any material violation of the policies of the Employer, including, but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Employer; (iv) willful neglect in the performance of a Participant’s duties for the Employer or willful or repeated failure or refusal to perform such duties; (v) acts of willful misconduct on the part of a Participant in the course of his employment or service that has, or could be reasonably expected to result in material injury to the reputation or business of the Company or the

Company Group; (vi) embezzlement, misappropriation or fraud committed by a Participant or at his direction, or with his personal knowledge, in the course of his employment or service, that has, or could be reasonably expected to result in material injury to the reputation or business of the Company or the Company Group; or (vii) a Participant’s breach of any material provision of any Participant Agreement that has, or could be reasonably expected to result in material injury to the reputation or business of the Company or the Company Group, which breach is not susceptible to cure, or that is not cured within thirty (30) days after the Participant is given written notice of such breach by the Board; provided, however, that if, subsequent to a Participant’s voluntary Termination for any reason or involuntary Termination by the Employer without Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, upon determination by the Committee, such Participant’s employment or service shall be deemed to have been terminated for Cause for all purposes under this Plan.  In the event there is an Award agreement or a Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Employer for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award agreement or Participant Agreement are complied with.

(e)           “Change in Control” means (i) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any Person or Group directly or indirectly acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition and pursuant to which the Investors cease to control the Board; or (ii) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any Person or Group.

(f)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(g)           “Committee” means the Board or such other committee appointed by the Board consisting of two or more individuals.

(h)           “Company” means CrowdStrike Holdings, Inc., a Delaware corporation.

(i)            “Company Group” means the Company, together with any direct or indirect parent or subsidiary of the Company.

(j)            “Company Securities” means equity securities of the Company acquired by the Investors from time to time.

(k)           “Competitive Activity” means, with respect to any Participant who (i) is party to an effective agreement whereby Participant has agreed to comply with covenants relating to restrictions on competition, interference, and/or solicitation, or other similar restrictions on the Participant’s conduct for a specified period of time following Participant’s Termination, or (ii) is, or becomes, a party to an effective agreement that provides for the payment of severance payments in exchange for the Participant’s agreement to comply with covenants relating to restrictions on competition, interference, and/or solicitation, or other similar restrictions on the Participant’s conduct during the period which severance payments are being made to the Participant, in the case of either clause (i) or clause (ii), engaging in “Competitive Activity” with respect to such Participant shall mean the breach of such restrictive covenants.

(l)            “Deemed Liquidation Event” has the meaning set forth in the Certificate of Incorporation of the Company as it may be amended from time to time, including pursuant to a Certificate of Designation, if any.

(m)          “Disability” means, in the absence of an Award agreement or a Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code.  In the event there is a Participant Agreement between a Participant and the Employer defining Disability, “Disability” shall have the meaning provided in such Participant Agreement, and a Termination by reason of a Disability hereunder shall not be deemed to have occurred unless all applicable notice periods in such Award agreement or Participant Agreement are complied with.

(n)           “Drag-Along Notice” has the meaning set forth in Section 10(b) below.

(o)           “Drag-Along Right” has the meaning set forth in Section 10(b) below.

(p)           “Effective Date” means November 18, 2011, the original effective date of the Plan.

(q)           “Eligible Person” means (i) each employee of the Company or any other member of the Company Group, including each such person who may also be a director of the Company and/or any other member of the Company Group, (ii) each non-employee director of the Company or any other member of the Company Group, (iii) each other person or entity that provides substantial services to the Company and/or any other member of the Company Group and that is designated as eligible by the Committee, and (iv) any person who has been offered employment by the Company or any other member of the Company Group; provided, that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or any other member of the Company Group.  An employee on an approved leave of absence may be considered to remain in the employ of the Company or any applicable member of the Company Group for purposes of eligibility for participation in the Plan.

(r)            “Employer” means, with respect to a Participant, the member of the Company Group by which the Participant is principally employed or to which such Participant provides services, as applicable (in each case, determined without regard to any Transfer of an Award).

(s)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)            “Expiration Date” means the date upon which the term of an Option expires, as determined under Section 5(b) hereof.

(u)           “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination, or if there is no such closing price reported on that date, then on the last preceding date on which such a closing price was reported.  If the Stock is not listed on a national securities exchange, or representative quotes are not available from such exchange, Fair Market Value means the amount determined by the Committee in good faith to be the fair market value of the Stock, calculated in a manner consistent with Section 409A of the Code.

(v)           “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)          “Investors” means, collectively, Accel Leaders Fund L.P., Accel Leaders Fund Investors 2016 L.L.C., Accel Growth Fund II L.P., Accel Growth Fund II Strategic Partners L.P., Accel Growth Fund Investors 2013 L.L.C., Accel London III L.P., and Accel London Investors 2012 L.P. (collectively, “Accel”), and any Affiliate of Accel; CapitalG LP and CapitalG 2015 LP (collectively, “CapitalG”), and any Affiliate of CapitalG; General Atlantic (CS), L.P. (“GA”) and any Affiliate of GA; Institutional Venture Partners XVI L.P. (“IVP”), and any Affiliate of IVP; March Capital Opportunity Fund, L.P., March Capital Partners Fund I, L.P., March Capital Partners Fund II, LP and March Capital Opportunity Fund II, LP (collectively, “March Capital”), and any Affiliate of March Capital; Telstra Ventures Pty Ltd (ACN 125 607 454); and Warburg Pincus Private Equity X, L.P., Warburg Pincus X Partners, L.P., and any successor or other fund affiliated with Warburg Pincus & Co., a New York general partnership.

(x)           “IPO” means an initial underwritten public offering of the Company’s equity securities pursuant to an effective Form S-1 or Form F-1 registration statement filed under the Securities Act.

(y)           “IPO Date” means the effective date of the registration statement for the IPO.

(z)           “Lock-Up Period” has the meaning set forth in Section 10(a) below.

(aa)         “Majority Holder” has the meaning set forth in Section 10(b) below.

(bb)         “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(cc)         “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during specified time periods.

(dd)         “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(ee)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff)          “Participant” means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other person or entity who holds an Award.

(gg)         “Participant Agreement” means an employment or services agreement between a Participant and the Employer that describes the terms and conditions of such Participant’s employment or service with the Employer and is effective on the applicable date of grant with respect to any Award.

(hh)         “Permitted Transfer” means any Transfer by a Participant of all or any portion of his (i) shares of Stock (or Nonstatutory Stock Options, for purposes of Section 5(f) below) to (x) any trust established for the sole benefit of such Participant or such Participant’s spouse or children or grandchildren, provided such Participant is the sole trustee of such trust, (y) any other entity (including an Individual Retirement Account or similar investment account) in which the direct and beneficial owner of all voting securities of such entity is held by such Participant, or (z) such Participant’s heirs, executors, administrators, or personal representatives upon the death, incompetency, or Disability of such

Participant, or (ii) Incentive Stock Options, for purposes of Section 5(f) below, to any trust if, under Section 671 of the Code and applicable law, the Participant is considered the sole beneficial owner of the Incentive Stock Options while they are held in the trust.  Any Permitted Transfer shall be limited by the requirements of Section 21(a) hereof to the extent necessary to comply with Rule 12h-1(f).

(ii)           “Per Share Drag-Along Purchase Price” means:  (i) to the extent that the Majority Holders are selling shares of Stock, the same consideration per share of Stock as is proposed to be received by the Majority Holders with respect to their shares of Stock in such transaction (less, in the case of Share Equivalents, the exercise price for such Share Equivalents and less any applicable employment taxes or withholding obligations), including equivalent rights to receive (when and if paid) a proportionate share of any deferred consideration, earn-out, or escrow funds that may become available to the Majority Holders in connection with the proposed transaction; and (ii) to the extent that the Majority Holders are also selling preferred stock in such transaction, the Per Share Drag-Along Purchase Price for each share of Stock shall be equal to the implied equity value of each share of Stock (less, in the case of Share Equivalents, the exercise price for such Share Equivalents and less any applicable employment taxes or withholding obligations) determined by reference to the per share price being paid for the shares of preferred stock being sold by the Majority Holders and after giving effect to all amounts payable to the holders of preferred stock prior and in preference to the Stock pursuant to the liquidation preference provisions of the Certificate of Incorporation; provided, however, that if the per share price being paid for such shares of Stock or preferred stock, as applicable, being sold by the Majority Holders includes any rights to receive a proportionate share of any deferred consideration, earn-out, or escrow funds that may become available to the Majority Holders in connection with the proposed transaction, such amounts shall be considered when determining the implied equity price of each share of Stock, but any portion of such amount included in the implied equity price of each share of Stock shall not be paid to the Participants required to sell shares of Stock pursuant to this Section 10(b) unless and until the portions of such amount included in the price per share being paid for the preferred stock are paid to the holders of the preferred stock and only to the extent that the holders of the preferred stock have received all amounts payable to the holders of preferred stock prior and in preference to the Stock pursuant to the liquidation preference provisions of the Certificate of Incorporation.

(jj)           “Person” means an individual, partnership (whether general or limited), joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

(kk)         “Person or Group” means any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), in each case, other than the Investors, any member of the Company Group, or an employee benefit plan maintained by any member of the Company Group.

(ll)           “Plan” means this CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan, as may be amended from time to time.

(mm)      “Prime Rate” means the rate from time to time published in the “Money Rates” section of The Wall Street Journal as being the “Prime Rate” (or, if more than one rate is published as the Prime Rate, then the highest of such rates).

(nn)         “Prohibition Event” has the meaning set forth in Section 11(d) below.

(oo)         “Proposed Transferee” has the meaning set forth in Section 10(b) below

(pp)         “Repurchase Event” means, in the absence of an Award agreement or a Participant Agreement otherwise defining Repurchase Event, (i) a Participant’s voluntary Termination for any reason within sixty (60) months of the date the Participant commenced employment with the Company or any other member of the Company Group, (ii) a Participant’s Termination by the Employer on account of a Trigger Event, or (iii) if the Participant engages in Competitive Activities.

(qq)         “Repurchase Price” means, in the absence of an Award agreement or a Participant Agreement otherwise defining Repurchase Price—

(i)            in the event that the Repurchase Right is triggered upon a Participant’s voluntary Termination for any reason within sixty (60) months of the date the Participant commenced employment with the Company or any other member of the Company Group, an amount equal to the Fair Market Value of the Stock on the date that the written notice of repurchase is delivered pursuant to Section 11(a) below;

(ii)           in the event that the Repurchase Right is triggered upon a Participant’s Termination by the Employer on account of a Trigger Event, the lesser of (A) the original purchase price paid for such shares of Stock and (B) the Fair Market Value of the Stock on the date that the written notice of repurchase is delivered pursuant to Section 11(a) below; provided, however, if (x) such Termination occurs after the ten (10) year anniversary of the date of grant of the Award to which the shares of Stock subject to the Repurchase Right relate, and (y) the Award to which the shares of Stock subject to the Repurchase Right relate is a “stock right” within the meaning of Section 409A of the Code, the Repurchase Price shall instead be the Fair Market Value of the Stock on the date of repurchase; or

(iii)          in the event that the Repurchase Right is triggered upon a Participant’s engaging in any Competitive Activities, the lesser of (A) the original purchase price paid for such shares of Stock and (B) the Fair Market Value of the Stock on the date that the written notice of repurchase is delivered pursuant to Section 11(a) below.

(rr)           “Repurchase Right” has the meaning set forth in Section 11 below.

(ss)          “Repurchase Right Exercise Period” means, with respect to each Participant, in the absence of an Award agreement or a Participant Agreement otherwise defining Repurchase Right Exercise Period, the period commencing on the date of the Participant’s Termination and ending on the Repurchase Right Lapse Date.

(tt)           “Repurchase Right Lapse Date” means the earlier to occur of (i) the IPO Date and (ii) a Change in Control resulting in the Stock being listed on a national securities exchange.

(uu)         “Restricted Stock” means Stock granted to a Participant under Section 6 hereof and that is subject to certain restrictions and to a risk of forfeiture, or issued pursuant to the early exercise of an Option.

(vv)         “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(ww)       “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one share of Stock, granted pursuant to Section 7.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(xx)         “Restricted Stock Unit Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Unit grant.

(yy)         “Rule 12h-1(f)” means Rule 12h-1(f) promulgated under the Exchange Act, as amended from time to time.

(zz)         “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(aaa)      “Share Equivalent” means any stock, warrants, rights, calls, options or other securities exchangeable or exercisable for, or convertible into, directly or indirectly, shares of Stock.

(bbb)      “Stock” means the Company’s common stock, $0.001 par value per share, and such other securities as may be substituted for Stock pursuant to Section 12 hereof.

(ccc)       “Subject Shares” has the meaning set forth in Section 10(b) below.

(ddd)      “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(eee)       “Termination” means the termination of a Participant’s employment or service, as applicable, with the Employer for any reason; provided, however, that if so determined by the Committee at the time of any change in status in relation to the Employer (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed to be a Termination hereunder.  Unless otherwise determined by the Committee, in the event that any Employer ceases to be a member of the Company Group (by reason of sale, divesture, spin-off, or other similar transaction), any Participants employed by or providing services to such former Employer shall be deemed to have a Termination hereunder as of the date of the consummation of such transaction, except if any such Participant’s employment or service is transferred to another entity that would constitute an Employer immediately following such transaction.

(fff)        “Transfer” means any sale, assignment, pledge, transfer, hypothecation or other disposition or encumbrance, and each of “Transferred”, “Transferee” and “Transferable” have a correlative meaning.

(ggg)       “Trigger Event” means (i) acts of willful misconduct on the part of a Participant in the course of his employment or service that has, or could be reasonably expected to result in material injury to the reputation or business of the Company or the Company Group; (ii) failure or refusal by a Participant to perform in any material respect his duties or responsibilities for the Employer (unless caused by the Participant’s incapacity due to physical or mental illness) as unanimously determined by the Board (excluding the Participant, if applicable), after the Board delivers a written demand for performance to the Participant, which written demand identifies in reasonable detail the manner in which the Board believes that the Participant has failed to substantially perform such duties and responsibilities and, if such breach can be cured, the Participant has been given thirty (30) days to cure such breach; (iii) misappropriation by a Participant of any assets or business opportunities of the Company or the Company Group that has, or could be reasonably expected to result in material injury to the reputation or business of the Company or the Company Group; (iv) embezzlement or fraud committed by a Participant or at his direction, or with his personal knowledge, in the course of his employment or service, that has, or could be reasonably expected to result in material injury to the reputation or business of the Company or the Company Group; (v) a Participant’s conviction by a court of competent jurisdiction of, or pleading

“guilty” or “no contest” to, (x) a felony or (y) any other criminal charge involving fraud, misappropriation or embezzlement that has, or could be reasonably expected to have, an adverse impact on the performance of the Participant’s duties to the Company or other member of the Company Group or otherwise result in material injury to the reputation or business of the Company or the Company Group; or (vi) a Participant’s breach of any material provision of any Participant Agreement that has, or could be reasonably expected to result in material injury to the reputation or business of the Company or the Company Group, which breach is not susceptible to cure, or that is not cured within thirty (30) days after the Participant is given written notice by the Board of such breach.

3.          ADMINISTRATION.

(a)           Authority of the Committee.  Except as otherwise provided below, the Plan (including Appendix A hereto) shall be administered by the Committee.  The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (i) select Eligible Persons to become Participants, (ii) grant Awards, (iii) determine the type, number of shares of Stock subject to, and other terms and conditions of, and all other matters relating to, Awards, (iv) prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (v) construe and interpret the Plan and Award agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (vi) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time, and (vii) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  Any action of the Committee shall be final, conclusive, and binding on all persons, including, without limitation, each member of the Company Group, Eligible Persons, Participants, and beneficiaries of Participants.  For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b)           Delegation.  To the extent permitted by applicable law, the Committee may delegate to officers or employees of any member of the Company Group, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including but not limited to administrative functions, as the Committee may determine appropriate.  The Committee may appoint agents to assist it in administering the Plan.  Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any person or entity who is not an employee of the Company or any other member of the Company Group shall be expressly approved by the Committee.

(c)           Section 409A.  The Committee shall take into account compliance with Section 409A of the Code in connection with any grant of an Award under the Plan, to the extent applicable.

4.          SHARES AVAILABLE UNDER THE PLAN.

(a)           Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 12 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 75,274,148.  Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.  Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to Incentive Stock Options is 150,548,296, subject to adjustment as provided in Section 12 hereof.

(b)           Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.  To the extent that an Award expires or is canceled, forfeited, settled in cash, repurchased or cancelled pursuant to Section 18(c), or otherwise terminated without a delivery to the Participant of the full number of shares to which the Award related or shares of Stock issued pursuant to an Award are forfeited to or repurchased by the Company due to the failure to vest, the undelivered, forfeited, or repurchased shares will again be available for grant.  Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan.  To the extent an Award under the Plan is paid out in cash rather than shares of Stock, such cash payment will not result in reducing the number of shares of Stock available for issuance under the Plan.

5.          OPTIONS.

(a)           General.  Nonstatutory Stock Options may be granted to Eligible Persons.  Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.  Options may be granted in such form and having such terms and conditions as the Committee shall deem appropriate, subject to the conditions set forth in Appendix A hereto.  The provisions of separate Options shall be set forth in Option Agreements, which agreements need not be identical.

(b)           Term.  The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.  In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company), the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(c)           Exercise Price.  The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended to qualify as a “stock right” within the meaning of Section 409A of the Code, the applicable exercise price shall not be less than the Fair Market Value on the date of grant.  In addition, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company), the applicable exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.  Notwithstanding the foregoing provisions of this Section 5(c), Options may be granted with an exercise price of less than one hundred percent (100%) of the Fair Market Value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(d)           Payment for Stock.  Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full upon exercise of the Options in a manner approved by the Committee, which may include any of the following payment methods:  (i) in immediately available funds in United States dollars, or by certified or bank cashier’s check, (ii) by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Options so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Options divided by the Fair Market Value on the date of exercise, (iii) by delivery of shares of Stock having a Fair Market Value equal to the exercise price; provided, such shares have been held by the Participant for more than six (6) months prior to such delivery, or (iv) by any other means approved by the Committee; provided, that the methods of exercise set forth in clauses (ii), (iii) and (iv) above shall not be available if such method would result in a default under, any agreement to which the Company Group is a party, or otherwise violate applicable law, or if the Company Group does not have sufficient liquidity (as determined by the Committee).  Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available on or following the date the Company (or any of its Affiliates) files an initial registration statement for an IPO.

(e)           Vesting.  Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions as determined by the Committee and set forth in the Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting.  Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Employer, and all vesting shall cease upon a Participant’s Termination with the Employer for any reason. Notwithstanding the foregoing, the Committee may provide in the Option Agreement that the Participant may elect to exercise all or a portion of an Option before it has otherwise become exercisable; provided, however, that any shares of Stock so purchased shall be Restricted Stock and shall be subject to (x) a repurchase in favor of the Company during a specified restricted period, with the repurchase price equal to the lesser of (i) the original purchase price paid for such Stock and (ii) the Fair Market Value of the Stock at the time of repurchase, or (y) such other restrictions as the Committee deems appropriate.

(f)            Transferability of Options.  Except in connection with a Permitted Transfer of vested Options, an Option shall not be Transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  Notwithstanding the foregoing, in the event of the Disability of the Participant, an Option shall be exercisable by the Participant’s duly appointed guardian or legal representative to the extent it is exercisable by the Participant.  To the extent a Participant wishes to make a Permitted Transfer of vested Options, it shall be a condition of each such Permitted Transfer that (x) the Transferee agrees to be bound by the terms of the Plan and the applicable Award agreement as though no such Transfer had taken place, and (y) the Participant has complied with all applicable law in connection with such Transfer.  The Participant and the Transferee shall execute any documents reasonably required by the Committee to effectuate such Permitted Transfer.

(g)           Termination.  Except as may otherwise be provided in an Option Agreement or determined by the Committee subsequent to grant—

(i)            In the event of a Participant’s Termination with the Employer prior to the Expiration Date for any reason other than (A) by the Employer for Cause or (B) by reason of the Participant’s death or Disability, (1) all vesting with respect to such Participant’s Options shall cease, (2) all of such Participant’s unvested Options shall expire as of the date of such Termination, and (3) all of such Participant’s vested Options shall remain exercisable until the earlier of the Expiration Date and the date that is ninety (90) days after the date of such Termination.

(ii)           In the event of a Participant’s Termination with the Employer prior to the Expiration Date by reason of such Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options shall cease, (B) all of such Participant’s unvested Options shall expire as of the date of such Termination, and (C) all of such Participant’s vested Options shall remain exercisable until the earlier of the Expiration Date and the date that is twelve (12) months after the date of such Termination due to death or Disability of the Participant.  In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or the applicable laws of descent and distribution until its expiration, but only to the extent the Options were vested by such Participant at the time of such Termination due to death.

(iii)          In the event of a Participant’s Termination with the Employer prior to the Expiration Date by the Employer for Cause, all of such Participant’s Options (whether or not vested) shall immediately expire as of the date of such Termination.

(h)           Book Entry; Certificates.  Unless otherwise determined by the Committee, in its sole discretion, Stock acquired upon the exercise of Options shall be held in book entry form, rather than delivered to the Participant, through the expiration of the Lock-Up Period.  If certificates representing Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock.

(i)            Incentive Stock Option Limitations.  Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan and/or any other stock option plan of the Company or any Parent or Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 5(i), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the shares will be determined as of the time the Option with respect to such shares is granted, and calculation will be performed in accordance with Section 422 of the Code.  In addition, if an Eligible Person does not remain employed by the Company or any Parent or Subsidiary of the Company at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Option shall be treated as a Nonstatutory Stock Option.  Neither the Company nor the Committee shall have any liability to a Participant or any other party, (i) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for any action or omission by the Committee that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Nonstatutory Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

6.          RESTRICTED STOCK.

(a)           General.  Restricted Stock may be granted to Eligible Persons hereunder and shall be in such form and having such terms and conditions as the Committee shall deem appropriate, subject to the conditions set forth in Appendix A hereto.  The terms and conditions of each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, which agreements need not be identical.   Subject to the restrictions set forth in Section 6(b), and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.  Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate.  Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)           Vesting and Restrictions on Transfer.  Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of Restricted Stock at any time and for any reason.  Unless otherwise specifically determined by the Committee, the vesting of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Employer, and all vesting shall cease upon a Participant’s Termination for any reason.  In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time that the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, the Participant shall not be permitted to Transfer the Restricted Stock unless such Transfer is approved by the Committee.

(c)           Book Entry; Certificates.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  Unless otherwise determined by the Committee, in its sole discretion, the Restricted Stock shall be held in book entry form, rather than delivered to the Participant, through the expiration of the Lock-Up Period.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(d)           Termination.  Except as may otherwise be provided by the Committee in the Restricted Stock Agreement, in the event of a Participant’s Termination with the Employer for any reason prior to the time that such Participant’s Restricted Stock has vested, (i) all vesting with respect to such Participant’s Restricted Stock shall cease, and (ii) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to $0, such unvested shares of Restricted Stock shall be forfeited by the Participant to the Company for no consideration as of the date of such Termination.

7.          RESTRICTED STOCK UNITS.

(a)           General.  Restricted Stock Units may be granted to Eligible Persons hereunder and shall be in such form and having such terms and conditions as the Committee shall deem appropriate, subject to the conditions set forth in Appendix A hereto.  The terms and conditions of each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Agreement, which agreements need not be identical.

(b)           Vesting Criteria and Other Terms.  The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Committee may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Committee in its discretion.

(c)           Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Committee.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)           Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Restricted Stock Unit Agreement.  The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)           Cancellation.  On the date set forth in the Restricted Stock Unit Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

8.          OTHER STOCK-BASED AWARDS.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan.  The Committee may also grant Stock as a bonus, or may grant other awards in lieu of obligations of the Company or other member of the Company Group to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.  The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award agreements, which agreements need not be identical, subject to the conditions set forth in Appendix A hereto.

9.          COMPLIANCE WITH CODE SECTION 409A.

Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Committee.  The Plan and each Option Agreement, Restricted Stock Agreement, and Restricted Stock Unit Agreement under the Plan are intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

10.        RESTRICTIONS ON STOCK; PROXY.

(a)           Prohibition on Transfers.  Except (i) as otherwise approved by the Committee or provided in an Award agreement or Participant Agreement, (ii) pursuant to subsections (b) and (c) of this Section 10, or (iii) pursuant to Section 11 below, shares of Stock acquired by a Participant pursuant to the vesting and/or exercise of any Award granted hereunder may not be Transferred or otherwise disposed of until the first to occur of (x) the expiration of a one hundred eighty (180)-day period (or such other period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (A) the publication or other distribution of research reports and (B) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto) following the IPO Date (the “Lock-Up Period”) or (y) the occurrence of a Change in Control.  If requested by the underwriters managing any public offering, each Participant shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the Stock (or securities) subject to the foregoing restriction until the end of such Lock-Up Period.

(b)           Drag-Along Rights.

(i)            If at any time and from time to time following the six (6) month anniversary of the Effective Date, the Investors and their Affiliates together with any other stockholders that would result in an aggregate ownership of greater than fifty percent (50%) of the Company’s voting power (the “Majority Holders”) desire to (i) Transfer in a bona fide arms’ length sale all of their Company Securities and shares of Stock to any Person or Persons who are not Affiliates of the Company or the Majority Holders, (ii) approve any merger of the Company with or into any other Person who is not an Affiliate of the Company or the Majority Holders, including any transaction that would constitute a Deemed Liquidation Event, or (iii) approve any sale of all or substantially all of the Company’s assets to any Person or Persons who are not Affiliates of the Company or the Majority Holders, including any transaction that would constitute a Deemed Liquidation Event (such Person or Persons is referred to as the “Proposed Transferee”), the Majority Holders shall have the right (the “Drag-Along Right”), but not the obligation, to require each Participant (x) in the case of a Transfer of the type referred to in clause (i), to sell to the Proposed Transferee all of such Participant’s shares of Stock received in connection with an Award granted hereunder (the “Subject Shares”) for the Per Share Drag-Along Purchase Price, or (y) in the case of a merger or sale of assets or other Deemed Liquidation Event referred to in clauses (ii) or (iii), to vote (or act by written consent with respect to) all of such Participant’s Subject Shares in favor of such transaction and to waive any dissenters’ rights, appraisal rights or similar rights such Participant may have under applicable law.

(ii)           To exercise a Drag-Along Right, the Majority Holders shall give each Participant a written notice (a “Drag-Along Notice”) containing the proposed Per Share Drag-Along Purchase Price, terms of payment and other material terms and conditions of the Proposed Transferee’s offer.  Each Participant shall thereafter be obligated to sell or vote (or act by written consent with respect to) all Subject Shares (including any Share Equivalents), provided that the sale to the Proposed Transferee is consummated within one hundred eighty (180) days of delivery of the Drag-Along Notice.  If the sale, merger or other transaction contemplated by this Section 10(b) is not consummated within such 180-day period, then each Participant shall no longer be obligated to sell such Subject Shares pursuant to that specific Drag-Along Right but shall remain subject to the provisions of this Section 10(b).

(iii)          Each Participant shall execute and deliver such instruments of conveyance and transfer and take such other action, including executing any purchase agreement, merger agreement, indemnity agreement, escrow agreement or related documents, as may be reasonably required by the Majority Holders or the Company in order to carry out the terms and provisions of this Section 10(b).  Each Participant acknowledges the rights of the Investors to act on behalf of such Participant pursuant to Section 10(b).  At the closing of the proposed transaction, each such Participant shall deliver, against receipt of the consideration payable in such transaction, certificates representing the Subject Shares, together with executed stock powers or other instruments of transfer acceptable to the Majority Holders.

(iv)          Notwithstanding anything contained in this Section 10(b), in the event that all or a portion of the Per Share Drag-Along Purchase Price consists of securities and the sale of such securities to a Participant would require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any state securities law, then, at the option of the Majority Holders, any one or more of the Participants may receive, in lieu of such securities, the fair market value of some or all of such securities in cash, as determined in good faith by the Majority Holders.

(v)           The rights provided in this Section 10(b) shall expire upon the IPO Date.

(vi)          Notwithstanding the foregoing, a Participant will not be required to comply with this Section 10(b) in connection with any proposed transaction unless:

(1)           any representations and warranties to be made by such Participant in connection with the proposed transaction are limited to representations and warranties related to authority, ownership and the ability to convey title to such Subject Shares, including but not limited to representations and warranties that (i) the Participant holds all right, title and interest in and to the Subject Shares such Participant purports to hold, free and clear of any liens, claims and encumbrances, (ii) the obligations of the Participant in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Participant in connection with such proposed transaction have been duly executed by the Participant and delivered to the acquirer and are enforceable against the Participant in accordance with their respective terms and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Participant’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(2)           the liability for indemnification, if any, of such Participant in the proposed transaction and for the inaccuracy of any representations and warranties made is pro rata in proportion to the amount of consideration paid to such Participant in connection with such proposed transaction, taking into account that all proceeds from a proposed transaction, regardless of when paid, shall be distributed in accordance with Section 10(b)(i).  For purposes of clarification:  (i) amounts paid to an indemnified party from an escrow account that were reserved from the proceeds of a proposed transaction shall be deducted from such escrow account and the remaining proceeds in such escrow account shall be paid in accordance with Section 10(b)(i); and (ii) amounts paid to an indemnified party in excess of amounts that were reserved in an escrow account or amounts paid in cases where there was no such escrow account shall be paid from proceeds, if any, received by the Participants in accordance with Section 10(b)(i) on a pro rata basis, based on the amount of proceeds so received by each such Participant pursuant to Section 10(b)(i);

(3)           liability shall be limited to such Participant’s applicable share (determined based on the respective proceeds payable to each Participant in connection with such proposed transaction in accordance with Section 10(b)(i)) of a negotiated aggregate indemnification amount that in no event exceeds the amount of consideration otherwise payable to such Participant in connection with such proposed transaction, except with respect to claims related to (i) fraud by such Participant and (ii) any breach of representations regarding (a) such Participant’s authority to sell, (b) the shares of Stock to be Transferred by such Participant being free and clear of any liens, claims or encumbrances, (c) such Participant being the sole record and beneficial owner of such shares of Stock and (d) such Participant having obtained or made any necessary consents, approvals, permits, filings and notifications from governmental authorities or third parties to consummate such transaction, the liability for which need not be limited as to such Participant; and

(4)           the consideration payable to such Participant in the proposed transaction is cash or freely-tradable securities.

(c)           Permitted Transfers.  Stock acquired upon vesting and/or exercise of an Award may be Transferred in connection with a Permitted Transfer; provided, however, that it shall be a condition of each such Permitted Transfer that (x) the Transferee agrees to be bound by the terms of the Plan and the applicable Award agreement as though no such Transfer had taken place, and that (y) the Participant has complied with all applicable law in connection with such Transfer.  The Participant and the Transferee shall execute any documents reasonably required by the Committee to effectuate such Permitted Transfer.

(d)           Grant of Irrevocable Proxy.  Except as otherwise provided in an Award agreement or Participant Agreement, as a condition of the grant of any Award under the Plan, each Participant shall grant to the Investors, acting jointly, the Participant’s irrevocable proxy, and appoint the Investors, or any designee or nominee of the Investors, as the Participant’s attorney-in-fact (with full power of substitution and resubstitution), for and in its name, place, and stead, to (i) vote or act by written consent with respect to the shares of Stock (whether or not vested) now or hereafter owned by the Participant (or any Transferee), including the right to sign such Participant’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors, and (ii) take any and all action necessary to sell or otherwise Transfer any Subject Shares as contemplated by this Section 10.  Such proxy shall be coupled with an interest, and the Participant will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. The proxy described in this subsection (d) shall terminate upon the earlier to occur of the IPO Date or the date of a Change in Control.

(e)           Stockholders’ or Similar Agreement.  In the event that a Participant is a party to any stockholders’ or similar agreement with the Company and/or the Investors containing similar provisions to those set forth in this Section 10, the provisions of this Section 10 shall continue to apply to such Participant and any shares of Stock acquired pursuant to any Award hereunder, and shall be in addition to, and not in lieu of, the terms and conditions of such stockholders’ or similar agreement.

11.        REPURCHASE RIGHTS UPON TERMINATION.

(a)           Except as otherwise provided in an Award agreement or Participant Agreement, if, prior to the Repurchase Right Lapse Date, a Repurchase Event occurs, then at any time during the Repurchase Right Exercise Period, in addition to any repurchase right or obligation of the Company with respect to unvested shares of Restricted Stock as provided in Section 6 above, the Company shall have the right to repurchase the shares of Stock received pursuant to Awards granted hereunder at a per-share price equal to the Repurchase Price (the “Repurchase Right”).  The Repurchase Right shall be exercisable upon written notice to a Participant indicating the number of shares of Stock to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice.  To the extent not otherwise held in book entry form by the Company, the certificates representing the shares of Stock to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase.

(b)           If the Company exercises the Repurchase Right following a Participant’s Termination other than (A) by the Employer for a Trigger Event or (B) by a Participant’s voluntary resignation, the aggregate Repurchase Price shall be paid in a lump sum at the time of repurchase.

(c)           If the Company exercises the Repurchase Right following a Participant’s Termination (A) by the Employer for a Trigger Event or (B) by such Participant’s voluntary resignation, the Company shall be permitted to issue a promissory note equal to the aggregate Repurchase Price in lieu of a cash payment; provided, however, that such promissory note shall have a maturity date that does not exceed three (3) years from the date of such repurchase, shall bear simple interest of not less than the Prime Rate in effect on the date of such repurchase, and shall be payable as to interest in equal monthly installments during the term of the note and as to principal on the maturity date.

(d)           Except as otherwise provided in an Award agreement or Participant Agreement, notwithstanding anything contained in this Section 11(d) to the contrary, in the event that any repurchase described herein would result in a default under any applicable financing documents of the Company or any other member of the Company Group, or would otherwise be prohibited by applicable law (as applicable, a “Prohibition Event”), commencement of the applicable Repurchase Right Exercise Period shall be delayed until the Prohibition Event ceases to exist, but in no event shall such delay extend for more than eighteen (18) months.  Except as otherwise provided in an Award agreement or Participant Agreement, without limiting the foregoing, at any time prior to the Repurchase Right Lapse Date, the Company shall be permitted to assign the Repurchase Right to the Investors.

(e)           In connection with any purchase of shares of Stock pursuant to this Section 11, the Company will be entitled to receive customary representations and warranties from the Participant regarding the purchase of such shares of Stock as may be reasonably requested by the Company, including but not limited to the representation that the Participant has good and marketable title to such shares of Stock to be Transferred free and clear of all liens, claims, and other encumbrances.

12.        ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

(a)           Capitalization Adjustments.  The aggregate number of shares of Stock that may be granted or purchased pursuant to Awards (as set forth in Section 4 above), the number of shares of Stock covered by each outstanding Award, and/or the price per share thereof in each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event (as defined below)), or (ii) in the event of any change in applicable laws or circumstances that results in or could result in, in either case as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

(b)           Corporate Events.  Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, in connection with (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, (iii) a Change in Control, or (iv) the reorganization or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(i)            The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case, the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent such Awards vest subject to the achievement of performance objectives or criteria, such objectives or criteria shall be adjusted appropriately to reflect the Corporate Event;

(ii)           The acceleration of vesting of any Awards, subject to the consummation of such Corporate Event;

(iii)          The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with payment to Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation of their Awards based on the amount of the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise price or base price is greater than zero (and to the extent that the per-share consideration is less than or equal to the applicable exercise price, such Awards shall be cancelled for no consideration); and

(iv)          The replacement of any or all Awards (other than Awards that are “stock rights” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced, and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price).  In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

(c)           Fractional Shares.  Any adjustment provided under this Section 12 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award.

13.        USE OF PROCEEDS.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

14.        RIGHTS AND PRIVILEGES AS A STOCKHOLDER.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that person.

15.        EMPLOYMENT OR SERVICE RIGHTS.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Employer or any other member the Company Group.

16.        COMPLIANCE WITH LAWS.

The obligation of the Company to deliver Stock upon vesting and/or exercise of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards.  If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the Transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

17.        WITHHOLDING OBLIGATIONS.

As a condition to the vesting and/or exercise of any Award, the Committee may require that a Participant satisfy, through a cash payment by the Participant, or in the discretion of the Committee, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting and/or exercise.  The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the exercise or settlement date of the Award; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

18.        AMENDMENT OF THE PLAN OR AWARDS.

(a)           Amendment of Plan.  The Board may, at any time and from time to time, amend the Plan; provided, however, that the Board shall not, without stockholder approval, make any amendment to the Plan that requires stockholder approval pursuant to applicable law or, at any time that the Stock is listed on any national securities exchange, the applicable rules of any national securities exchange on which the Stock is listed.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(b)           Amendment of Awards.  The Board or the Committee may, at any time and from time to time, amend the terms of any one or more Awards at any time and from time to time; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 12 hereof, shall constitute an amendment of an Award for such purpose).  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of any one or more Awards as necessary to bring the Award into compliance with Section 409A of the Code.

(c)           Repricing of Awards without Stockholder Approval.  The repricing of Awards upon the approval of the Board or Committee shall expressly be permitted under the Plan without additional stockholder approval.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 12(a)), (ii) any other action that is treated as “repricing” under generally accepted accounting principles, and (iii) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 12(b).

19.        TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purposes of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

20.        EFFECTIVE DATE OF THE PLAN.

The Plan is effective as of the Effective Date.

21.        MISCELLANEOUS.

(a)           Compliance with Exemption Provided by Rule 12h-1(f).  If, (i) the aggregate of the number of holders of a class of the Company’s equity securities (excluding any exempted securities and any securities held by persons who received the securities pursuant to an employee compensation plan in transactions exempted from the registration requirements of section 5 of the Securities Act) does not equal or exceed either (A) two thousand (2,000) such persons or (B) five hundred (500) such persons who are not accredited investors, and (ii) the assets of the Company at the end of the Company’s most recently completed fiscal year do not exceed $10 million, then the following restrictions shall apply during any period during which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act:

(i)            the Options and, prior to exercise of the Options, the shares of Stock issuable upon exercise of the Options may not be Transferred until the Company is no longer relying on the exemption provided by Rule 12h-1(f), except: (1) as permitted by Rule 701(c) promulgated under the Securities Act, (2) to a guardian upon the disability of the holder of the Option, or (3) to an executor upon the death of the holder of the Option (collectively, the “Permitted Transferees”); provided, however, the following Transfers are permitted: (x) Transfers by the holders of Options to the Company, and (y) Transfers in connection with a change of control or other acquisition involving the Company, if following such transaction, the Options no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f); provided further, that any Permitted Transferees may not further Transfer the Options or, prior to exercise of the Options, the Stock issuable upon exercise of the Options;

(ii)           except as otherwise provided in (i) above, the Options and shares of Stock issuable upon exercise of the Options are restricted as to any Transfer, including any short position, any “put equivalent position” as defined by Rule 16a-1(h) promulgated under the Exchange Act, or any “call equivalent position” as defined by Rule 16a-1(b) promulgated under the Exchange Act by the holder of the Options prior to exercise of an Option until the Company is no longer relying on the exemption provided by Rule 12h-1(f); and

(iii)          at any time that the Company is relying on the exemption provided by Rule 12h-1(f), the Company shall deliver to all Participants (whether by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information) the information required by Rule 701(e)(3), (4), and (5) promulgated under the Securities Act every six (6) months, including financial statements that are not more than one hundred eighty (180) days old; provided, however, that the Company may condition the delivery of such information upon the Participant’s agreement to maintain its confidentiality.

(b)           Participants Outside of the United States.  The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident or primarily employed or providing services outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment or service abroad, shall be comparable to the value of such Award to a Participant who is a resident or primarily employed or providing services in the United States.  Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by such Participants.  An Award may be modified under this Section 21(b) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

(c)           Clawback/Recoupment Policy.  Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board and, in each case, as may be amended from time to time.  Any such policy adoption or amendment shall in no event require the prior consent of any Participant.  Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed or providing services outside the United States.

(d)           No Liability of Committee Members.  No member of the Committee or any of its permitted delegates shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee or a delegate of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(e)           Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(f)            Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

(g)           Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or service providers under general law.

(h)           Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company or other member of the Company Group and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(i)            Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(j)            Stockholder Approval.  The Plan was approved by a majority of the holders of outstanding securities of the Company entitled to vote on November 18, 2011.  Within the twelve (12) month period following the Restatement Effective Date, the Plan shall be approved by the stockholders of the Company in accordance with the requirements of Section 422 of the Code.  To the extent any Option is exercised, or Award is purchased, prior to the date upon which stockholder approval is obtained, such exercise or purchase shall be rescinded.

*              *              *

APPENDIX A

CROWDSTRIKE HOLDINGS, INC.
2011 STOCK INCENTIVE PLAN

PROVISIONS APPLICABLE TO AWARDS GRANTED TO CALIFORNIA RESIDENTS

This Appendix A to the 2011 Stock Incentive Plan shall apply only to the Participants who are residents of the State of California and who are receiving an Award under the Plan.  Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A.  Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by applicable laws, the following terms shall apply to all Awards granted to residents of the State of California, until such time as the Committee amends this Appendix A or the Committee otherwise provides, to the extent necessary to comply with Section 25102(o) of the California Corporations Code.

(a)                   The term of each Option shall be stated in the Option Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

(b)                   Unless determined otherwise by the Committee, Awards may not be Transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Committee makes an Award Transferable, such Award may only be Transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 promulgated under the Securities Act.

(c)                   In the event of a Participant’s Termination with the Employer (other than for Cause), such Participant may exercise his or her Option within such period of time as specified in the Option Agreement, which shall not be less than thirty (30) days following the date of the Participant’s Termination, to the extent that the Option is vested on the date of a Participant’s Termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant’s Termination (other than for Cause).

(d)                   In the event of a Participant’s Termination with the Employer as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as specified in the Option Agreement, which shall not be less than six (6) months following the date of the Participant’s Termination, to the extent the Option is vested on the date of the Participant’s Termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s Termination.

(e)                   In the event of a Participant’s Termination with the Employer as a result of the Participant’s death, the Option may be exercised within such period of time as specified in the Option Agreement, which shall not be less than six (6) months following the date of the Participant’s death, to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Participant’s designated beneficiary, personal representative, or by the person(s) to whom the Option is Transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s Termination.

(f)                    No Award shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

(g)                   In the event that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Stock occurs, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Stock that may be delivered under the Plan and/or the number, class, and price of Stock covered by each outstanding Award; provided, however, that the Committee will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(h)                   This Appendix A shall be deemed to be part of the Plan and the Committee shall have the authority to amend this Appendix A in accordance with Section 18 of the Plan.

A-2

CROWDSTRIKE HOLDINGS, INC.

2011 STOCK INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

Unless otherwise defined herein, the capitalized terms in this Global Stock Option Agreement (the “Option Agreement”) shall have the same meaning as set forth in the 2011 Stock Incentive Plan (the “Plan”).

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase shares of Stock of the Company (the “Shares”), subject to the terms and conditions of the Plan and this Option Agreement (including any exhibit or appendix hereto), as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price :	$

Type of Option:	☐ Incentive Stock Option

☐ Nonstatutory Stock Option

Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Insert Vesting Schedule]

Termination Period:

This Option shall be exercisable for ninety (90) days after Participant’s Termination with the Employer, unless such Termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant’s Termination with the Employer, as further described in Section 11(k).  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 12 of the Plan.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Committee hereby grants to Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Sections 18 and 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a Nonstatutory Stock Option (“NSO”) pursuant to Section 5(i) of the Plan.  For purposes of determining the extent to which this Option shall be treated as a NSO pursuant to Section 5(i) of the Plan, ISOs will be taken into account in the order in which they were granted, the Fair Market Value of Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Section 422 of the Code.  If Participant does not remain employed by the Company or any Parent or Subsidiary of the Company at all times from the time this Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), this Option shall be treated as a NSO.  Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such disqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  Neither the Company nor the Committee shall have any liability to Participant or any other party, (i) if this Option (or any part thereof) which is intended to qualify as an ISO fails to qualify as an ISO or (ii) for any action or omission by the Committee that causes this Option not to qualify as an ISO, including without limitation, the conversion of the ISO to a NSO or the failure of the Option to satisfy the requirements under the Code applicable to ISOs.

2.                                      Exercise of Option.

(a)                                 Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)                                 No Fractional Shares.  This Option may not be exercised for a fraction of a Share.

(c)                                  Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company.  Prior to executing the Exercise Notice, Participant should review the Company’s information statement (the “Information Statement”), which contains, among other things, a description of the terms of the Plan, information about the risks associated with exercising the Option and the Company’s financial statements.  The Information Statement can be accessed by logging into the Certent stock option portal accessible through Okta and looking under the tab labeled “Documents” or following alternative delivery instructions given to Participant in the future.  (Participant should contact stockoptionhelp@crowdstrike.com if he or she has trouble accessing the Certent portal or has any other questions about accessing the Information Statement).  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

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No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where the Option has been granted under the Plan (the “Applicable Laws”).  Assuming such compliance, for U.S. income tax purposes, the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.  Further, Participant shall, if required by the Company, execute a Stockholders’ Joinder Agreement in a form acceptable to the Company as a condition to exercise the Option.

4.                                      Proxy and Power of Attorney.  Notwithstanding anything herein to the contrary, and as a condition precedent to the receipt of the Option, Participant is required to execute and deliver to the Company an irrevocable proxy and power of attorney (the “Proxy”), in the form attached hereto as Exhibit C, appointing as Participant’s proxy, attorney and agent, the Investors (or any designee or nominee of the Investors) as designated in Exhibit C.  Such Proxy shall terminate and be of no further force and effect upon the earlier of the IPO Date or the date of a Change in Control.

5.                                      Lock-Up Period.  Participant hereby agrees that, except as otherwise approved by the Committee or provided otherwise in Sections 8 and 9 of the Plan, Shares acquired by Participant pursuant to the exercise of this Option may not be Transferred or otherwise disposed of until the first to occur of (x) expiration of a one hundred eighty (180)-day period (or such other period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (A) the publication or other distribution of research reports and (B) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241 or any successor provisions or amendments thereto) following the IPO Date (the “Lock-Up Period”) or (y) the occurrence of a Change in Control.  If requested by the underwriters managing any public offering, Participant shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such Lock-Up Period.

6.                                      Method of Payment.  The Company will issue the Shares with respect to which this Option is exercised upon payment of the Shares acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if Participant wishes to use any method of payment other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, Participant shall have received the prior written approval of the Committee or its designee approving such method of payment.  Moreover, due to tax or regulatory considerations, certain methods of payment may be specifically required or prohibited for Participants in certain jurisdictions, as provided in Exhibit D to this Option Agreement.

7.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws.

8.                                      Non-Transferability of Option.  Except in connection with a Permitted Transfer of vested Options, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  Notwithstanding the foregoing, in the event of the Disability of Participant, this Option shall be exercisable by Participant’s duly

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appointed guardian or legal representative to the extent it is exercisable by Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

9.                                      Term of Option.  This Option may be exercised prior to the Expiration Date set out in the Notice of Stock Option Grant, and may be exercised only in accordance with the Plan and the terms of this Option Agreement.

10.                               Tax Obligations.

(a)         Responsibility for Taxes.  Participant acknowledges that, regardless of any action taken by the Company or, if different, the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to his or her participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, he or she acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer, as set forth in Section 17 of the Plan, to satisfy all Tax-Related Items.  In this regard, Participant authorizes the Company and/or the Parent or any Subsidiary, including the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from:  (i) a cash payment paid by Participant, (ii) Participant’s wages or other cash compensation paid to Participant by the Company and/or the Parent or Subsidiary, (iii) proceeds of the sale of Shares acquired at exercise of the Option either through a cashless exercise (provided that a public market for the common stock exists) or other voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent and/or (iv) if approved by the Committee, the Shares to be issued upon exercise.

The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including up to the maximum applicable rate in Participant’s jurisdiction, to the extent permitted under the Plan.  If a maximum rate has been used, Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the common stock equivalent.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

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(b)         Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c)                                  Code Section 409A.  Under Section 409A of the Code, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Date of Grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Date of Grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

11.                               Nature of Grant.  By accepting the grant, Participant acknowledges, understands and agrees that:

(a)         the Plan is established voluntarily by the Company it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)         the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if Options have been granted in the past;

(c)          all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

(d)         Participant is voluntarily participating in the Plan;

(e)          the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f)           the Option and any Shares acquired under the Plan and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g)          the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(h)         if the underlying Shares do not increase in value, the Option will have no value;

(i)             if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease, even below the Exercise Price;

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(j)            no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any);

(k)         for purposes of the Option, Participant’s employment or service relationship will be considered terminated as of the date he or she is no longer actively providing services to the Company, the Employer or any other Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any), and unless otherwise expressly provided in this Option Agreement or determined by the Company, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any); and (ii) the period (if any) during which Participant may exercise the Option after such termination of his or her employment or service relationship will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence);

(l)             unless otherwise agreed with the Company, the Option and the Shares subject to the Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary of the Company; and

(m)                             neither the Company, the Employer nor any other Subsidiary of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

12.                               No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or his or her acquisition or sale of the underlying Shares.  Participant understands and agrees that he or she consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

13.                               Data Privacy.

(a)                                 Data Collection and Usage. The Company collects, processes and uses personal data about Participant, including but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, which the Company receives from Participant or the Employer. In order to participate in the Plan, the Company will collect Participant’s personal data for purposes of allocating Shares and implementing, administering and managing the Plan.

If Participant is based in the European Union (“EU”) or European Economic Area (“EEA”) the Company’s legal basis for the processing of Participant’s personal data is based on the necessity for

6

Company’s performance of its obligations under the Plan and pursuant to the Company’s legitimate business interests.

If Participant is based in any other jurisdiction, the Company’s legal basis for the processing of Participant’s personal data is Participant’s consent, as further described below.

(b)                                 Stock Plan Administration and Service Providers. The Company may transfer Participant’s data to one or more third party stock plan service providers based in the United States (“U.S.”), which may assist the Company with the implementation, administration and management of the Plan.  Such service provider(s) may open an account for Participant to receive and trade Shares.   Participant may be asked to acknowledge, or agree to, separate terms and data processing practices with the service provider(s).

(c)                                  International Data Transfers. Participant’s personal data will be transferred from Participant’s country to the U.S., where the Company and its service providers are based.

If Participant is based in the EU/EEA, the Company’s legal basis for the transfer of Participant’s data to the U.S. is that it is authorized by the Company’s participation in the EU-U.S. Privacy Shield and its use of the standard data protection clauses adopted by the EU Commission.

If Participant is based in any other jurisdiction, the Company’s legal basis for the transfer of Participant’s personal data to the U.S. is Participant’s consent, as further described below.

(d)                                 Data Retention.  The Company will use Participant’s personal data only as long as necessary to implement, administer and manage his or her participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and securities laws. When the Company no longer needs Participant’s personal data, which will generally be seven (7) years after he or she participates in the Plan, the Company will remove it from its systems.  If the Company keeps the data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if Participant is in the EU/EEA) and/or Participant’s consent (if Participant is outside the EU/EEA).

(e)                                  Data Subject Rights.  Participant understands that he or she may have a number of rights under data privacy laws in Participant’s jurisdiction.  Depending on where Participant is based, such rights may include the right to (i) request access or copies of personal data processed by the Company, (ii) rectification of incorrect data, (iii) deletion of data, (iv) restrictions on processing of data, (v) portability of data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Participant’s personal data. To receive clarification regarding these rights or to exercise these rights, Participant can contact the Company’s data privacy officer.

(f)                                    Data Privacy Consent.  If Participant is located in a jurisdiction outside the EU/EEA, Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliate for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that he or she may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her human resources representative.  If Participant does not consent or later seeks to revoke his or her consent, Participant’s employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Options or other equity awards to Participant or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing consent may affect his or her ability to participate in the Plan.

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For more information on the consequences of refusal to consent or withdrawal of consent, Participant should contact his or her local human resources representative.

14.                               Entire Agreement; Governing Law and Venue.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

Any and all disputes relating to, concerning or arising from this Option Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Option or this Option Agreement, shall be brought and heard exclusively in the United States District Court for the District of Delaware or the Delaware Superior Court, New Castle County.  Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

15.                               Electronic Delivery and Acceptance.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

16.                               Language.  If Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

17.                               Severability.  The provisions of this Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18.                               Country-Specific Provisions.  The Option shall be subject to any special terms and conditions set forth in Exhibit D to this Option Agreement.  Moreover, if Participant relocates to one of the countries included in Exhibit D, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

19.                               Imposition of Other Requirements.  The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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20.                               Waiver.  Participant acknowledges that a waiver by the Company of breach of any provision of this Option Agreement shall not operate or be construed as a waiver of any other provision of this Option Agreement, or of any subsequent breach by Participant or any other Participant.

21.                               Insider Trading Restrictions/Market Abuse Laws.  Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to the United States and Participant’s country of residence, which may affect his or her ability to accept, acquire, sell or otherwise dispose of Shares or rights to Shares or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions and Participant should speak to his or her personal advisor on this matter.

22.                               Foreign Asset/Account and Exchange Control Requirements.  Participant acknowledges that there may be certain foreign asset and/or account reporting requirements or exchange control restrictions which may affect Participant’s ability to acquire or hold Shares or cash received from participating in the Plan (including the proceeds from the sale of Shares and any dividends paid on Shares) in a brokerage or bank account outside Participant’s country.  Participant may be required to report such accounts, assets or related transactions to the tax, exchange control or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to Participant’s country within a certain time after receipt.

23.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN EMPLOYMENT OR SERVICE OF THE EMPLOYER AT THE WILL OF THE EMPLOYER AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR SERVICE PROVIDER OF THE EMPLOYER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE EMPLOYER TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE OR SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

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Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	CROWDSTRIKE HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

10

EXHIBIT A

2011 STOCK INCENTIVE PLAN

EXERCISE NOTICE

CrowdStrike Holdings, Inc.

150 Mathilda Place

Suite 300

Sunnyvale, CA 94086

USA

Attention:

1.                                      Exercise of Option.  Effective as of today,                 ,     , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the common stock (the “Shares”) of CrowdStrike Holdings, Inc. (the “Company”) under and pursuant to the 2011 Stock Incentive Plan, as amended as of the date hereof (the “Plan”) and the Stock Option Agreement dated               ,       (the “Option Agreement”).

2.                                      Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.                                      Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.  Further, Participant agrees to the following:

(a)         Investment Representations Statement.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time the Option is exercised, Participant shall, concurrently with the signing of this Exercise Notice, deliver to the Company Participant’s executed Investment Representation Statement, attached as Exhibit B to the Option Agreement.

(b)         Proxy and Power of Attorney.  Participant hereby acknowledges and agrees that until the earlier of the IPO Date or the date of a Change in Control, the Shares acquired by Participant upon the exercise of the Option shall be voted by an irrevocable proxy and power of attorney (the “Proxy”), attached as Exhibit C to the Option Agreement.  Participant shall, concurrently with the signing of this Exercise Notice, deliver to the Company Participant’s executed Proxy.  Such Proxy shall terminate and be of no further force and effect upon the earlier of the IPO Date or the date of a Change in Control.

(c)          Stockholders’ Joinder Agreement.  If required by the Company, Participant hereby agrees to enter into a Stockholders’ Joinder Agreement in a form acceptable to the Company as a condition to exercise the Option.  Such form of Stockholders’ Joinder Agreement will be provided to Participant upon request.

(d)         Information Statement.  If Participant is exercising an Option with a Date of Grant on or after June 30, 2017, Participant acknowledges receipt of the Information Statement as well as Participant’s agreement to keep the contents of the Information Statement strictly confidential.

4.                                      Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.                                      Company’s Repurchase Right.  The Shares will be subject to the Company’s Repurchase Right until the Repurchase Right Lapse Date, as set forth in Section 11 of the Plan.

6.                                      Prohibition on Transfers.  The Shares will be subject to the prohibition on Transfers set forth in Section 10(a) of the Plan until the first to occur of (x) expiration of a one hundred eighty (180)-day period (or such other period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (A) the publication or other distribution of research reports and (B) analyst recommendations or opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241,or any successor provisions or amendments thereto) following the IPO Date or (y) the occurrence of a Change in Control. Shares may be Transferred in connection with a Permitted Transfer pursuant to Section 10(c) of the Plan, provided that the Transferee agrees to be bound by the terms of the Plan and the Option Agreement as though no such Transfer had taken place, and provided that Participant has complied with all Applicable Laws in connection with such Transfer.  Participant and the Transferee shall execute any documents reasonably required by the Committee to effectuate such Permitted Transfer.

7.                                      Drag-Along Right.  Until the IPO Date, the Shares will be subject to the Drag-Along Right of the Majority Holders, as set forth in Section 10(b) of the Plan.

8.                                      Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

9.                                      Restrictive Legends and Stop-Transfer Orders.

(a)         Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE RIGHT HELD BY THE ISSUER OF THESE SHARES OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER OF THESE SHARES AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER OF THESE SHARES. SUCH TRANSFER

2

RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)         Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)          Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been Transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other Transferee to whom such Shares shall have been so Transferred.

10.                               Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11.                               Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee shall be final and binding on all parties.

12.                               Governing Law and Venue; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware.  Any and all disputes relating to, concerning or arising from this Exercise Notice, or relating to, concerning or arising from the relationship between the parties evidenced by the Option or this Exercise Notice, shall be brought and heard exclusively in the United States District Court for the District of Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement, the Investment Representation Statement, the Information Statement (if applicable) and the Proxy constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the

3

Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	CROWDSTRIKE HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	CROWDSTRIKE HOLDINGS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable federal or state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited

“broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Exchange Act) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rules 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

2

EXHIBIT C

CROWDSTRIKE HOLDINGS, INC.

IRREVOCABLE PROXY AND POWER OF ATTORNEY

The undersigned, as owner or the beneficial owner or the future owner of securities of CrowdStrike Holdings, Inc. (the “Company”) described below, hereby irrevocably appoints the Investors (as this term is defined in the Company’s 2011 Stock Incentive Plan, as amended as of the date hereof (the “Plan”)), as the undersigned’s proxy and attorney-in-fact, with respect to any and all aspects of the undersigned’s shareholdings in the Company.

Without derogating from the generality of the aforesaid, the Investors shall be entitled to (i) vote or act by written consent with respect to the shares of stock of the Company (whether or not vested) now or hereafter owned by the undersigned (or any Transferee, as this term is defined in the Plan), including the right to sign the undersigned’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors, and (ii) take any and all action necessary to sell or otherwise Transfer (as this term is defined in the Plan) any subject shares as contemplated by Section 10 of the Plan.

This Irrevocable Proxy and Power of Attorney is made pursuant to the Plan and the Option Agreement signed between the undersigned and the Company on               .

This Irrevocable Proxy and Power of Attorney is irrevocable as it may affect rights of third parties. The proxy holder will have the full power of substitution and revocation. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Irrevocable Proxy and Power of Attorney shall expire automatically and be of no further force and effect immediately upon the earlier of the IPO Date or the date of a Change in Control (as these terms are defined in the Plan).

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy and Power of Attorney this     day of                       ,      .

PARTICIPANT

Signature

Print Name

Date

EXHIBIT D

2011 STOCK INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

COUNTRY-SPECIFIC PROVISIONS FOR PARTICIPANTS OUTSIDE THE U.S.

Terms and Conditions

These Country-Specific Terms and Conditions (“Country-Specific Terms”) include additional terms and conditions that govern the Option granted to Participant under the Plan if he or is in one of the countries listed below.  If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the grant of the Option, the Company shall, in its discretion, determine to what extent the Country-Specific Terms contained herein shall be applicable to Participant.

Notifications

These Country-Specific Terms may also include information regarding exchange controls and certain other issues of which Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of April 2018.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information in these Country-Specific Terms as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time Participant exercises the Option or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result.  Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the grant of the Option, the notifications contained herein may not be applicable to Participant in the same manner.

AUSTRALIA

Notifications

Tax Information.  The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).

Securities Law Information.  If Participant acquires Shares pursuant to the Option and offers the Shares for sale to a person or entity resident in Australia, such offer may be subject to disclosure requirements under Australian law.  Participant should obtain legal advice as to Participant’s disclosure obligations prior to making any such offer.

CANADA

Terms and Conditions

Method of Payment.  The following provision supplements Section 6 of the Option Agreement:

Due to regulatory considerations in Canada, Participant is prohibited from surrendering Shares that Participant already owns or attesting to the ownership of Shares to pay the Exercise Price or any Tax-Related Items in connection with the Option.

Nature of Grant.  The following provision replaces Section 11(k) of the Option Agreement:

For purposes of this Option, Participant’s employment or service will be considered terminated as of the date that is the earlier of (i) the date of Participant’s termination, (ii) the date Participant receives notice of termination, or (iii) the date Participant is no longer actively providing services and will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of Participant’s employment agreement, if any), regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any; unless otherwise expressly provided in this Option Agreement or determined by the Company, (A) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and (B) the period (if any) during which Participant may exercise the Option after such termination of his or her employment or service relationship will commence on such date; in the event that the date the Participant is no longer actively providing services cannot be reasonably determined under the terms of this Option Agreement and the Plan, the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence);

The following provisions apply to residents of Quebec:

Language Consent.  The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement à la Langue Utilisée. Les parties reconnaissent avoir expressément souhaité que la convention, ainsi que tous les documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy.  The following provision supplements Section 13 of the Option Agreement:

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Participant authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan.  Participant further authorizes the Company, any Parent or Subsidiary of the Company, the Employer, or any stock plan service provider as may be selected by the Company from time to time to assist with the Plan, to disclose and discuss the Plan with their advisors.  Participant also authorizes the Company and the Employer to record such information and to keep such information in Participant’s employee file.

Notifications

Securities Law Information.  The sale of Shares acquired under the Plan may not take place in Canada.

Foreign Asset and Account Reporting Information.  Canadian residents are required to report their foreign specified property (e.g., the Option, Shares) on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds C$100,000 at any time in the year.  The Option must be reported - generally at a nil cost - if the C$100,000 threshold is exceeded because of other foreign specific property held by Participant. The Shares acquired under the Plan must be reported and their cost generally is the adjusted cost base (“ACB”) of the Shares.  The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if such Canadian resident owns other Shares, this ACB may have to be averaged with the ACB of the other shares.  The form T1135 generally must be filed by April 30 of the following year.  Canadian residents should consult with a personal advisor to ensure compliance with the applicable reporting requirements.

FRANCE

Terms and Conditions

Non-Tax-Qualified Option.  The Option granted under the Option Agreement is not intended to be a French tax-qualified stock option.

Language Consent.  By accepting the Option, Participant confirms having read and understood the Plan and Option Agreement, including all terms and conditions included therein, which were provided in the English language.  Participant accepts the terms of those documents accordingly.

Consentement à la Langue Utilisée. En acceptant l’Option, le Titulaire de l’Option confirme avoir lu et compris le Plan et le Contrat y relatifs, inclutant tous leurs termes et conditions, qui ont été transmis en langue anglaise.  Le Titulaire de l’Option accepte les dispositions de ces documents en connaissance de cause.

GERMANY

Notifications

Exchange Control Information.  German residents must report cross-border payments in excess of €12,500 on a monthly basis to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of Shares), the report must be filed electronically by the 5th day of the month following the month in which the payment was received.  The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.

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INDIA

Terms and Conditions

Method of Payment.  The following provision supplements Section 6 of the Option Agreement:

Due to legal considerations in India, payment of the Exercise Price and any Tax-Related Items withholding may not be made pursuant to a cashless “sell to cover” exercise whereby some, but not all, of the Shares purchased upon exercise of the Option are sold to pay the Exercise Price.  The Company reserves the right to provide Participant with additional methods of payment in the future depending on the development of local law.

Notifications

Exchange Control Information.  Indian residents are required to repatriate any funds realized under the Plan to India within prescribed periods (e.g., within ninety (90) days of the receipt of proceeds from the sale of Shares, or such other period as may apply under applicable exchange control laws as may be amended from time to time).  Participant should maintain any foreign inward remittance certificate (received from the bank where the foreign currency is deposited) in the event that the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset and Account Reporting Information.  Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be declared by Indian residents in their annual tax return.  Participant is responsible for complying with this reporting obligation to the extent it applies to Participant and should confer with Participant’s personal legal advisor in this regard.

IRELAND

Notifications

Director Notification Requirement.  If Participant is a director, shadow director or secretary of an Irish Subsidiary and has a 1% or more shareholding interest in the Company, he or she must notify the Irish Subsidiary in writing upon receiving or disposing of an interest in the Company (e.g., Options, Shares) or upon becoming aware of the event giving rise to the notification requirement, or upon becoming a director, shadow director or secretary if such an interest exists at that time.  This notification requirement also applies with respect to the interests of a spouse or minor child (whose interests will be attributed to the director, shadow director or secretary).

ITALY

Terms and Conditions

Plan Document Acknowledgment.  By accepting the Option, Participant acknowledges that he or she has received a copy of the Plan, the Option Agreement including this Exhibit D and has reviewed the Plan, the Option Agreement including this Exhibit D in their entirety and fully accepts all provisions thereof.  Participant further acknowledges that he or she has read and specifically and expressly approves the following provisions of the Option Agreement:  (i) Responsibility for Taxes; (ii) Non-Transferability of Option; (iii) Language; (iv) Entire Agreement; Governing Law and Venue; and (v) Imposition of Other Requirements.

Notifications

Foreign Asset and Account Reporting Information.  Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares or Options) which may generate income taxable in

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Italy are required to report such assets on their annual tax returns or on a special form if no tax return is due.  The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.  Participant should consult a personal legal advisor to ensure compliance with applicable reporting requirements.

JAPAN

Notifications

Exchange Control Information.  If Participant remits an amount to purchase Shares in one transaction that exceeds ¥30,000,000, Participant is required to file a Payment Report with the Ministry of Finance through the Bank of Japan or the bank through which the payment is effected.  If Participant intends to acquire Shares with a value in excess of ¥100,000,000 in a single transaction, Participant also must file an ex post facto Report Concerning Acquisition of Shares with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares.  The forms to make these reports may be acquired at the Bank of Japan.

Foreign Asset and Account Reporting Information.  Details of any assets held outside Japan on an annual basis as of December 31 (including Shares acquired under the Plan) must be reported to the tax authorities, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report is due by March 15 each year.  Participant should consult with his or her personal tax advisor to determine if the reporting obligation applies to Participant and whether Participant will be required to include details of Participant’s outstanding Options, as well as Shares, in the report.

MEXICO

Terms and Conditions

Plan Document Acknowledgement.  By accepting the Option, Participant acknowledges that he or she has received a copy of the Plan and the Option Agreement, including this Exhibit D, which Participant has reviewed.  Participant acknowledges further that he or she accepts all the provisions of the Plan and the Option Agreement, including this Exhibit D.  Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in Section 11 (“Nature of Grant”) in the Option Agreement, which clearly provides as follows:

(1)           Participant’s participation in the Plan does not constitute an acquired right;

(2)           The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;

(3)           Participant’s participation in the Plan is voluntary; and

(4)           The Company and its Subsidiaries are not responsible for any decrease in the value of the Option and/or any Shares acquired under the Plan.

Labor Law Policy and Acknowledgment. By accepting the Option, Participant expressly recognizes that the Company, with registered offices at 150 Mathilda Place, Suite 300, Sunnyvale, California 94086, U.S.A., is solely responsible for the administration of the Plan and that Participant’s participation in the Plan and acquisition of Shares do not constitute an employment relationship between Participant and the Company since Participant is participating in the Plan on a wholly commercial basis and his or her sole employer is

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CrowdStrike Mexico, S de RL de CV (“CrowdStrike Mexico”), located at WeWork - Paseo de la Reforma 296 Floor 40-A104, Col. Juarez, C.P. 06600 Mexico.  Based on the foregoing, Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between Participant and the employer, CrowdStrike Mexico, and do not form part of the employment conditions and/or benefits provided by CrowdStrike Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment.

Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation at any time without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and Participant therefore grants a full and broad release to the Company, and its subsidiaries, branches, representative offices, shareholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise.

Spanish Translation

Reconocimiento del Documento del Plan. Al aceptar la Opción, el Participante reconoce que ha recibido una copia del Plan y del Acuerdo de la Opción, incluyendo este Anexo D, los cuales que el Participante ha revisado.  El Participante reconoce, además, que acepta todas las disposiciones del Plan y del Acuerdo de la Opción, incluyendo este Anexo D.  El Participante también reconoce que ha leído y que concretamente aprueba de forma expresa los términos y condiciones establecidos en la Sección 11 (“Naturaleza de la Subvención”) del Acuerdo de la Opción, que claramente dispone lo siguiente:

(1)           La participación del Participante en el Plan no constituye un derecho adquirido;

(2)           El Plan y la participación del Participante en el Plan se ofrecen por la Compañía en su discrecionalidad total;

(3)           La participación del Participante en el Plan es voluntaria; y

(4)           La Compañía y sus Subsidiarias no son responsables de ninguna disminución en el valor de la Opción y/o de las Acciones adquiridas por medio del Plan.

Política Laboral y Reconocimiento. Al aceptar la Opción, el Participante expresamente reconoce que la Compañía, con sus oficinas registradas y ubicadas en 150 Mathilda Place, Suite 300, Sunnyvale, California 94086, EE.UU., es la única responsable por la administración del Plan y que la participación del Participante en el Plan y  la adquisición de Acciones no constituyen una relación de empleo entre el Participante y la Compañía, ya que el Participante participa en el Plan en un marco totalmente comercial y su único patrón es CrowdStrike Mexico, S de RL de CV (“CrowdStrike Mexico”), ubicado en WeWork - Paseo de la Reforma 296 Floor 40-A104, Col. Juarez, C.P. 06600 Mexico.  Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar al participar en el Plan no establecen derecho alguno entre el Participante y el empleador, CrowdStrike Mexico, y no forma parte de las condiciones de empleo y/o las prestaciones otorgadas por CrowdStrike Mexico,  y que cualquier modificación al Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de la relación de empleo del Participante.

Asimismo, el Participante reconoce que su participación en el Plan se ha resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de

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modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna frente el Participante.

Finalmente, el Participante por este medio declara que no se reserva ningun derecho o acción en contra de la Compañía por cualquier compensación o daños y perjuicios en relación de las disposiciones del Plan o de los beneficios derivados del Plan, y por lo tanto, el Participante otorga el más amplio finiquito que en derecho proceda a la Compañía, y sus filiales, oficinas de representación, accionistas, directores, oficiales, empleados, agentes, o representantes legales en relación con cualquier demanda que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

Securities Law Information.  Warning: Participant is being offered an Option which allows him or her to purchase Shares in accordance with the terms of the Plan and the Option Agreement. The Shares, if purchased, give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid.

If the Company runs into financial difficulties and is wound up, Participant will be paid only after all creditors have been paid. Participant may lose some or all of his investment. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision.

The usual rules do not apply to this offer because it is a small offer. As a result, Participant may not be given all the information usually required. Participant will also have fewer legal protections for this investment.

Participant should ask questions, read all documents carefully and seek independent financial advice before making any decisions with respect to the Plan.

ROMANIA

Notifications

Exchange Control Information.  If Participant remits foreign currency into or out of Romania (e.g., the Exercise Price or the proceeds from the sale of Shares), Participant may be required to provide the Romanian bank assisting with the transaction with appropriate documentation explaining the source of the funds.  Participant should consult his or her personal legal advisor or bank to determine what requirements will apply to the remittance of funds into or out of Romania in connection with the Option.

SINGAPORE

Terms and Conditions

Restriction on Sale and Transferability.  Participant hereby agrees that any Shares acquired under the Plan will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to one or more exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).

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Notifications

Securities Law Information.  The grant of the Option under the Plan is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the SFA, on which basis it is exempt from the prospectus and registration requirements and is not made with a view to the underlying Shares being subsequently offered for sale to any other party.  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer and Director Notification Requirement.  If Participant is the Chief Executive Officer (“CEO”) or a director (including an alternate, substitute or shadow director) of a Singapore Subsidiary, Participant must notify the Singapore Subsidiary in writing of an interest (e.g., Options, Shares, etc.) in the Company or any Subsidiary within two business days of (i) acquiring or disposing of such interest, (ii) any change in a previously disclosed interest (e.g., sale of Shares), or (iii) becoming the CEO or a director.

SPAIN

Terms and Conditions

Nature of Grant.  The following provision supplements Section 11 of the Option Agreement:

By accepting the Option, Participant consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan. Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant Options under the Plan to individuals who may be employees of the Company or of a Parent or Subsidiary throughout the world. This decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Parent or Subsidiary other than as expressly set forth in the Option Agreement. Consequently, Participant understands that the Option is granted on the assumption and condition that the Option and any Shares issued upon exercise of the Option are not part of any employment or service contract (either with the Company or with any Parent or Subsidiary) and shall not be considered a mandatory benefit or salary for any purpose (including severance compensation) or any other right whatsoever.   Further, Participant understands and agrees that, unless otherwise expressly provided for by the Company or set forth in the Plan or the Option Agreement, the Option will be cancelled without entitlement to any Shares underlying the Option if Participant’s status as an employee or service provider is terminated for any reason, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, or under Article 10.3 of Royal Decree 1382/1985..

In addition, Participant understands that this grant would not be made to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of, or right to, the Option shall be null and void.

Notifications

Securities Law Information.  The Option described in the Option Agreement does not qualify under Spanish regulations as a security. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Option. The Option Agreement has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering or prospectus.

Exchange Control Information.  Participant must declare the acquisition, ownership and disposition of Shares to the Dirección General de Comercio e Inversiones of the Ministry of Economy and Competitiveness

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(the “DGCI”) on  a Form D-6.  Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year and/or Shares acquired or disposed of during the prior year;  however, if the value of the Shares acquired or disposed of or the amount of the sale proceeds exceeds €1,502,530 (or if Participant holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.

In addition, Participant may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired under the Plan), and any transactions with non-Spanish residents (including any payments of Shares made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.

Foreign Asset and Account Reporting Information.  To the extent that Participant holds rights or assets (e.g., cash or Shares held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year (or at any time during the year in which Participant sells or disposes of such rights or assets), Participant is required to report information on such rights and assets on his or her tax return for such year.  After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000.  Participant should consult with his or her personal tax advisor to ensure compliance with applicable reporting requirements.

TAIWAN

Notifications

Securities Law Information.  The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries.  The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information.  The acquisition or conversion of foreign currency and the remittance of such amounts (including proceeds from the sale of Shares) to Taiwan may trigger certain annual or periodic exchange control reporting.  If the transaction amount is TWD500,000 or more in a single transaction, Participant may be required to submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank.  Participant should consult his or her personal legal advisor to ensure compliance with applicable reporting requirements.

UNITED ARAB EMIRATES

Terms and Conditions

Securities Law Information.  The offer of the Option is available only for select employees of the Company and its Subsidiaries and is in the nature of providing employee incentives in the United Arab Emirates.  The Plan and the Option Agreement are intended for distribution only to such employees and must not be delivered to, or relied on by any other person. Prospective purchasers of securities should conduct their own due diligence.

The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with this statement, including the Plan and the Option Agreement, or any other incidental communication materials distributions in connection with the Option.  Further, neither the Ministry of Economy nor the Dubai Department of Economic Development has approved this statement nor taken steps to verify the information set out in it, and has no responsibility for it.  Residents of the United Arab

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Emirates who have questions regarding the contents of the Plan and the Option Agreement should obtain independent professional advice.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes.  The following provision supplements Section 10(a) of the Option Agreement:

Without limitation to this Section 10(a), Participant hereby agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or (if different) the Employer or by Her Majesty’s Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority).  Participant also hereby agrees to indemnify and keep indemnified the Company and (if different) the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), Participant understands that the foregoing provision will not apply. Instead, any Tax-Related Items not collected or paid may constitute a benefit to Participant on which additional income tax and National Insurance Contributions (“NICs”) may be payable. Participant understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any employee NICs due on this additional benefit, which can be recovered by any means set out in the Option Agreement.

Section 431 Election.  Except as provided below, as a condition of participation in the Plan and the exercise of the Option, Participant agrees to enter into, jointly with the Employer (or the Company or its other Subsidiaries, as applicable), a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Participant will not revoke such election at any time (the “431 Election”).  This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not restricted securities (for U.K. tax purposes only).  If Participant is required to but does not enter into such an election prior to the exercise of the Option, Participant will not be entitled to exercise the Option and no Shares will be issued to Participant, without any liability to the Company or the Employer.  Participant must enter into the 431 Election attached the Option Agreement as Exhibit E, concurrent with the execution of the Option Agreement and Exercise Notice, or at such subsequent time as may be designated by the Company.

If Participant exercises the Option at a time when the Shares are considered to be “readily convertible assets” and are publicly traded, quoted or listed on a recognized exchange or securities market, Participant shall not be required to enter into a 431 Election as a condition of participation in the Plan and the exercise of the Option.

National Insurance Contribution Joint Election.  If Participant is a tax resident in the United Kingdom, the grant of the Option is conditional upon Participant’s agreement to accept liability for any secondary Class 1 national insurance contributions which may be payable by the Employer in connection with any event giving rise to tax liability in relation to the Option (“Employer NICs”).  The Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 10 of the Option Agreement.  Without prejudice to the foregoing, Participant agrees to execute a joint election with the Company or the Employer (a “NICs Joint Election”), the form of such NICs Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer

10

NICs to Participant.  Participant further agrees to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of Participant’s NICs Joint Election.  If Participant does not complete the Joint Election prior to exercise of Participant’s Option, or if approval of the NICs Joint Election is withdrawn by HMRC and a new NICs Joint Election is not entered into, Participant’s Option shall become null and void and may not be settled, without any liability to the Company or its Subsidiaries.  Participant must enter into the NICs Joint Election attached the Option Agreement as Exhibit F, concurrent with the execution of the Option Agreement and Exercise Notice, or at such subsequent time as may be designated by the Company.

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EXHIBIT E

SECTION 431 JOINT ELECTION FOR U.K. PARTICIPANTS

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.              Between

the Employee:

whose National Insurance Number is

and

the Company (who is the Employee’s employer):

of Company Registration Number

2.              Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.              Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities:	All securities to be acquired by Employee under the terms of the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan.

Description of securities:	Shares of common stock

Name of issuer of securities:	CrowdStrike Holdings, Inc.

to be acquired by the Employee under the terms of the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan.

2

Extent of Application

This election disapplies to

S.431(1) ITEPA: All restrictions attaching to the securities

4.              Declaration

This election will become irrevocable upon the later of its signing or electronic acceptance or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

/ /

Signature (Employee)	Date

/ /

III. Signature (for and on behalf of the Company)	Date

Position in company

Note:                  Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

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EXHIBIT F

NICs JOINT ELECTION FOR U.K. PARTICIPANTS

Important Note on the Election to Transfer Employer NICs

If you are liable for National Insurance contributions (“NICs”) in the UK in connection with your participation in the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan, you are required to enter into an Election to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•                  you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•                  you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•                  you acknowledge that the Company or your employer may require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

Please read the Election carefully.

Please print and keep a copy of the Election for your records.

CROWDSTRIKE HOLDINGS, INC.

2011 STOCK INCENTIVE PLAN

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.                                    The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options  (“Awards”) pursuant to the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan (the “Plan”), and

B.                                    CrowdStrike Holdings, Inc., 150 Mathilda Place, Suite 300, Sunnyvale, California 94086, United States of America (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.                                      Introduction

1.1                               This Election relates to all Awards granted to the Employee under the Plan from the date it is entered up to the termination date of the Plan.

1.2                               In this Election the following words and phrases have the following meanings:

(a)                                 “Chargeable Event” means, in relation to the Awards:

(i)                                     the acquisition of securities pursuant to Awards (within section 477(3)(a) of ITEPA);

(ii)                                  the assignment or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA);

(iii)                               the receipt of a benefit in connection with the Awards other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA);

(iv)                              post-acquisition charges relating to the Awards, restricted stock and/or shares acquired pursuant to the Awards (within section 427 of ITEPA); and/or

(v)                                 post-acquisition charges relating to the Awards, restricted stock and/or shares acquired pursuant to the Awards (within section 439 of ITEPA).

(b)                                 “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)                                  “SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3                               This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a Chargeable Event in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4                               This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5                               This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.                                      The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee.  The Employee understands that, by signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

3.                                      Payment of the Employer’s Liability

3.1                               The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(i)                                     by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)                                  directly from the Employee by payment in cash or cleared funds; and/or

(iii)                               by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)                              by any other means specified in the applicable award agreement.

3.2                               The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

3.3                               The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs, if payments are made electronically).

4.                                      Duration of Election

4.1                               The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2                               Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement.  This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

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4.3                               This Election will continue in effect until the earliest of the following:

(i)                                     the Employee and the Company agree in writing that it should cease to have effect;

(ii)                                  on the date the Company serves written notice on the Employee terminating its effect;

(iii)                               on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)                              after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4                               This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer

Acceptance by the Employee

The Employee acknowledges that, by signing or electronically accepting this Election, the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

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SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Election may apply:

Name of Company:	CrowdStrike UK Ltd. (“CSUK”)

Registered Office:	6th Floor One London Wall, London, United Kingdom EC2Y 5EB

Company Registration Number:

Corporation Tax District:

Corporation Tax Reference:

PAYE Reference:

CROWDSTRIKE HOLDINGS, INC.

2011 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT — EARLY EXERCISE

Unless otherwise defined herein, the capitalized terms in this Stock Option Agreement (the “Option Agreement”) shall have the same meaning as set forth in the 2011 Stock Incentive Plan (the “Plan”).

I.                                        NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase shares of Stock of the Company (the “Shares”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	☐ Incentive Stock Option

☐ Nonstatutory Stock Option

Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Insert Vesting Schedule]

In the event of a Change in Control, subject to Participant continuing to be employed by or rendering services to the Employer until such Change in Control, the Option will vest as to 100% of the then unvested shares subject to the Option and will become fully exercisable immediately prior to the closing of the Change in Control.

Termination Period:

This Option shall be exercisable for ninety (90) days after Participant’s Termination with the Employer, unless such Termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant’s Termination with the Employer.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 12 of the Plan.

II.                                   AGREEMENT

1.                                      Grant of Option.  The Committee hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Sections 18 and 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a Nonstatutory Stock Option (“NSO”) pursuant to Section 5(i) of the Plan.  For purposes of determining the extent to which this Option shall be treated as a NSO pursuant to Section 5(i) of the Plan, ISOs will be taken into account in the order in which they were granted, the Fair Market Value of Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Section 422 of the Code.  If the Participant does not remain employed by the Company or any Parent or Subsidiary of the Company at all times from the time this Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), this Option shall be treated as a NSO.  Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such disqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  Neither the Company nor the Committee shall have any liability to the Participant or any other party, (i) if this Option (or any part thereof) which is intended to qualify as an ISO fails to qualify as an ISO or (ii) for any action or omission by the Committee that causes this Option not to qualify as an ISO, including without limitation, the conversion of the ISO to a NSO or the failure of the Option to satisfy the requirements under the Code applicable to ISOs.

2.                                      Exercise of Option.

(a)                                 Right to Exercise.  Subject to subsections II.2(b) and II.2(c) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.  Alternatively, at the election of Participant, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested.  As a condition to exercising this Option for unvested Shares, such Shares shall be subject to the Company’s repurchase right set forth in, and Participant shall concurrently with the exercise of all or a portion of the Option execute, the Restricted Stock Purchase Agreement (attached hereto as Exhibit D-1).  Vested Shares shall not be subject to the Company’s repurchase right as set forth in the Restricted Stock Purchase Agreement.

(b)                                 No Fractional Shares.  This Option may not be exercised for a fraction of a Share.

(c)                                  Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. Prior to executing the Exercise Notice, Participant should review the Company’s information statement (the “Information Statement”), which contains, among other things, a description of the terms of the Plan, information about the risks associated

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with exercising your Option to purchase the Shares, and the Company’s financial statements.  The Information Statement can be accessed by logging into the Certent stock option portal accessible through Okta and looking under the tab labeled “Documents” or following  alternative delivery instructions given to you in the future.  (Please contact stockoptionhelp@crowdstrike.com if you have trouble accessing the Certent portal or have any other questions about accessing the Information Statement). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where the Option has been granted under the Plan (the “Applicable Laws”).  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.  Further, Participant shall, if required by the Company, execute a Stockholders’ Joinder Agreement in a form acceptable to the Company as a condition to exercise the Option.

4.                                      Proxy and Power of Attorney.  Notwithstanding anything herein to the contrary, and as a condition precedent to the receipt of the Option, Participant is required to execute and deliver to the Company an irrevocable proxy and power of attorney (the “Proxy”), in the form attached hereto as Exhibit C, appointing as Participant’s proxy, attorney and agent, the Investors (or any designee or nominee of the Investors) as designated in Exhibit C.  Such Proxy shall terminate and be of no further force and effect upon the earlier of the IPO Date or the date of a Change in Control.

5.                                      Lock-Up Period.  Participant hereby agrees that, except as otherwise approved by the Committee or provided otherwise in Sections 10 and 11 of the Plan, Shares acquired by the Participant pursuant to the exercise of this Option may not be Transferred or otherwise disposed of until the first to occur of (x) the expiration of a one hundred eighty (180)-day period (or such other period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (A) the publication or other distribution of research reports and (B) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto) following the IPO Date (the “Lock-Up Period”) or (y) the occurrence of a Change in Control.  If requested by the underwriters managing any public offering, the Participant shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such Lock-Up Period.

6.                                      Method of Payment.  The Company will issue the Shares with respect to which this Option is exercised upon payment of the Shares acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if the Participant wishes to use any method of exercise other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, the Participant shall have received the prior written approval of the Committee or its designee approving such method of exercise.

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7.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

8.                                      Non-Transferability of Option.  Except in connection with a Permitted Transfer of vested Options, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  Notwithstanding the foregoing, in the event of the Disability of the Participant, this Option shall be exercisable by the Participant’s duly appointed guardian or legal representative to the extent it is exercisable by the Participant.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

9.                                      Term of Option.  This Option may be exercised prior to the Expiration Date set out in the Notice of Stock Option Grant, and may be exercised only in accordance with the Plan and the terms of this Option Agreement.

10.                               Tax Obligations.

(a)                                 Tax Withholding.  Participant agrees to make appropriate arrangements with the Employer, as set forth in Section 17 of the Plan, for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b)                                 Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c)                                  Code Section 409A.  Under Section 409A of the Code, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Date of Grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Date of Grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

11.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

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12.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN EMPLOYMENT OR SERVICE OF THE EMPLOYER AT THE WILL OF THE EMPLOYER AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR SERVICE PROVIDER OF THE EMPLOYER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE EMPLOYER TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE OR SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	CROWDSTRIKE HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

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EXHIBIT A

2011 STOCK INCENTIVE PLAN

EXERCISE NOTICE

CrowdStrike Holdings, Inc.

150 Mathilda Place, Suite 300

Sunnyvale, CA 94086

USA

1.                                      Exercise of Option.  Effective as of today,                 ,     , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                  shares of the common stock (the “Shares”) of CrowdStrike Holdings, Inc. (the “Company”) under and pursuant to the 2011 Stock Incentive Plan, as amended as of the date hereof (the “Plan”) and the Stock Option Agreement dated               ,       (the “Option Agreement”).

2.                                      Delivery of Payment.  Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.                                      Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.  Further, Participant agrees to the following:

(a)                                 Investment Representations Statement.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time the Option is exercised, Participant shall, concurrently with the signing of this Exercise Notice, deliver to the Company Participant’s executed Investment Representation Statement, attached as Exhibit B to the Option Agreement.

(b)                                 Proxy and Power of Attorney.  Participant hereby acknowledges and agrees that until the earlier of the IPO Date or the date of a Change in Control, the Shares acquired by Participant upon the exercise of the Option shall be voted by an irrevocable proxy and power of attorney (the “Proxy”), attached as Exhibit C to the Option Agreement.  Participant shall, concurrently with the signing of this Exercise Notice, deliver to the Company Participant’s executed Proxy.  Such Proxy shall terminate and be of no further force and effect upon the earlier of the IPO Date or the date of a Change in Control.

(c)                                  Restricted Stock Purchase Agreement.  If Participant is exercising the Option for unvested Shares, such Shares shall be subject to the Company’s repurchase right set forth in the Restricted Stock Purchase Agreement, attached as Exhibit D-1 to the Option Agreement.  Participant shall, concurrently with the signing of this Exercise Notice, deliver to the Company Participant’s executed Restricted Stock Purchase Agreement, attached as Exhibit D-1 to the Option Agreement,

(d)                                 Stockholders’ Joinder Agreement.  If required by the Company, Participant hereby agrees to enter into a Stockholders’ Joinder Agreement in a form acceptable to the Company as a condition to exercise the Option.  Such form of Stockholders’ Joinder Agreement will be provided to Participant upon request, and

(e)                                  Information Statement.  If Participant is exercising an Option with a Date of Grant on or after June 30, 2017, Participant acknowledges receipt of the Information Statement as well as Participant’s agreement to keep the contents of the Information Statement strictly confidential.

4.                                      Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.                                      Company’s Repurchase Right.  The Shares will be subject to the Company’s Repurchase Right until the Repurchase Right Lapse Date, as set forth in Section 11 of the Plan.

6.                                      Prohibition on Transfers.  The Shares will be subject to the prohibition on Transfers set forth in Section 10(a) of the Plan until the first to occur of (x) the expiration of a one hundred eighty (180)-day period (or such other period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (A) the publication or other distribution of research reports and (B) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto) following the IPO Date or (y) the occurrence of a Change in Control.  Shares may be Transferred in connection with a Permitted Transfer pursuant to Section 10(c) of the Plan, provided that the Transferee agrees to be bound by the terms of the Plan and the Option Agreement as though no such Transfer had taken place, and provided that the Participant has complied with all Applicable Laws in connection with such Transfer.  The Participant and the Transferee shall execute any documents reasonably required by the Committee to effectuate such Permitted Transfer.

7.                                      Drag-Along Right.  Until the IPO Date, the Shares will be subject to the Drag-Along Right of the Majority Holders, as set forth  in Section 10(b) of the Plan.

8.                                      Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

9.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE RIGHT HELD BY THE ISSUER OF THESE SHARES OR ITS ASSIGNEE(S) AS SET FORTH IN THE

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EXERCISE NOTICE BETWEEN THE ISSUER OF THESE SHARES AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER OF THESE SHARES. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been Transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other Transferee to whom such Shares shall have been so Transferred.

10.                               Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11.                               Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee shall be final and binding on all parties.

12.                               Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement, the Investment Representation Statement, the Information Statement (if applicable) and the Proxy constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

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Submitted by:	Accepted by:
PARTICIPANT	CROWDSTRIKE HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

150 Mathilda Place, Suite 300

Sunnyvale, CA 94086

Date Received

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	CROWDSTRIKE HOLDINGS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable federal or state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited

“broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Exchange Act) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rules 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

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EXHIBIT C

CROWDSTRIKE HOLDINGS, INC.

IRREVOCABLE PROXY AND POWER OF ATTORNEY

The undersigned, as owner or the beneficial owner or the future owner of securities of CrowdStrike Holdings, Inc. (the “Company”) described below, hereby irrevocably appoints the Investors (as this term is defined in the Company’s 2011 Stock Incentive Plan, as amended as of the date hereof (the “Plan”)), as the undersigned’s proxy and attorney-in-fact, with respect to any and all aspects of the undersigned’s shareholdings in the Company.

Without derogating from the generality of the aforesaid, the Investors shall be entitled to  (i) vote or act by written consent with respect to the shares of stock of the Company (whether or not vested) now or hereafter owned by the undersigned (or any Transferee, as this term is defined in the Plan), including the right to sign the undersigned’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors, and (ii) take any and all action necessary to sell or otherwise Transfer (as this term is defined in the Plan) any subject shares as contemplated by Section 10 of the Plan.

This Irrevocable Proxy and Power of Attorney is made pursuant to the Plan and the Option Agreement signed between the undersigned and the Company on           .

This Irrevocable Proxy and Power of Attorney is irrevocable as it may affect rights of third parties. The proxy holder will have the full power of substitution and revocation. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Irrevocable Proxy and Power of Attorney shall expire automatically and be of no further force and effect immediately upon the earlier of the IPO Date or the date of a Change in Control (as these terms are defined in the Plan).

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy and Power of Attorney this    day of              ,      .

PARTICIPANT

Signature

Print Name

Date

EXHIBIT D-1

CROWDSTRIKE HOLDINGS, INC.

2011 STOCK INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made between              (the “Purchaser”) and CrowdStrike Holdings, Inc. (the “Company”) or its assignees of rights hereunder as of                   ,     .

Unless otherwise defined herein, the capitalized terms in this Stock Option Agreement (the “Option Agreement”) shall have the same meaning as set forth in the 2011 Stock Incentive Plan (the “Plan”).

RECITALS

A.                                    Pursuant to the exercise of the option granted to Purchaser under the Plan and pursuant to the Stock Option Agreement (the “Option Agreement”) dated              by and between the Company and Purchaser with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase           of those shares of Stock which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option which have become vested are sometimes collectively referred to herein as the “Shares.”

B.                                    As required by the Option Agreement and Exercise Notice, as a condition to Purchaser’s election to exercise the Option with respect to Unvested Shares, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

C.                                    Unvested Shares shall be Restricted Stock for purposes of the Plan.

1.                                      Termination.  Section 6(d) of the Plan regarding Termination is incorporated herein by reference and made a part hereof, except that the repurchase price shall be equal to the lesser of (i) the original purchase price paid for such Unvested Shares, and (ii) the Fair Market Value of the Shares on the date of repurchase, as set forth in Section 5(e) of the Plan (the “Repurchase Option”).  The Repurchase Option shall terminate in accordance with the vesting schedule contained in Purchaser’s Option Agreement.  Following any such Termination, the provisions of Section 11 of the Plan shall apply to all shares of Restricted Stock that have vested on or prior to such Termination.

2.                                      Payment of Repurchase Price.  In addition to the methods to pay the aggregate Repurchase Price provided under the Plan, the aggregate Repurchase Price may be paid by canceling by the Company of an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or by a combination of the methods provided in the Plan and the cancellation of indebtedness such that the combined payment pursuant to the methods provided in the Plan and cancellation of indebtedness equals the aggregate Repurchase Price.

3.                                      Transfer Restrictions.  The Transfer restrictions described in Sections 6(b) and 10 of the Plan are incorporated herein by reference and made a part hereof.

4.                                      Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein; provided, however, that the Company will retain custody of all dividends and distributions, if any (the “Retained Distributions”), made or declared on the Unvested Shares (and such Retained Distributions shall be subject to forfeiture and the same restrictions, terms and vesting and other conditions as are applicable to the Unvested Shares) until such time, if ever, as the Unvested Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account.  As soon as practicable following each applicable vesting date, any applicable Retained Distributions shall be delivered to the Participant.  Notwithstanding the foregoing, under no event will Retained Distributions be delivered to the Participant after March 15 following the calendar year in which the Unvested Shares with respect to which such Retained Distributions have been made, paid or declared become vested.

5.                                      Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THEISSUER OF THESE SHARES.

6.                                      Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares, which may be made by the Company pursuant to Section 12 of the Plan after the date of this Agreement.

7.                                      Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser indicated below, and to the Company at its principal executive offices.

8.                                      Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

9.                                      Section 83(b) Election.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by Purchaser with the Internal Revenue Service, within thirty (30) days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase.  In the case of a Nonstatutory Stock Option, this will result in the recognition of taxable income to Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares.  Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.  In the case of an Incentive Stock Option, such an Election will result in a recognition of income to Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised, over the purchase price for the exercised Shares.  Absent such an Election, alternative minimum taxable income will be

2

measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.

This discussion is intended only as a summary of the general United States income tax laws that apply to exercising Options as to Shares that have not yet vested and is accurate only as of the date this form Agreement was approved by the Board.  The federal, state and local tax consequences to any particular taxpayer will depend upon his or her individual circumstances.  Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing the Election under Section 83(b) of the Code.  A form of Election under Section 83(b) is attached to the Option Agreement as Exhibit D-2 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

10.                               Representations.  Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

11.                               Entire Agreement; Governing Law.  The Plan and Option Agreement are incorporated herein by reference.  The Plan, the Option Agreement, the Exercise Notice, this Agreement, the Investment Representation Statement, and the Proxy constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan or this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PARTICIPANT	CROWDSTRIKE HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

Dated: ,

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EXHIBIT D-2

ELECTION UNDER SECTIONS 55 AND 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.                                      The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

	TAXPAYER	SPOUSE

NAME:

ADDRESS:

TAX ID NO.:

TAXABLE YEAR:

2.                                      The property with respect to which the election is made is described as follows:            shares (the “Shares”) of the common stock of CrowdStrike Holdings, Inc.  (the “Company”).

3.                                      The date on which the property was transferred is:                      ,      .

4.                                      The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company.  These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.                                      The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is:  $                 .

6.                                      The amount (if any) paid for such property is:  $                 .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ,
Spouse of Taxpayer

CROWDSTRIKE HOLDINGS, INC.

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the capitalized terms in this Global Restricted Stock Unit Award Agreement (the “Award Agreement”) shall have the same meaning as set forth in the Amended and Restated 2011 Stock Incentive Plan (the “Plan”).

I.                                        NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name:

Address:

The undersigned individual (the “Participant”) has been granted the right to receive an Award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and this Award Agreement (including any exhibit or appendix hereto), as follows:

Date of Grant

Vesting Commencement Date

Number of RSUs

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the RSUs will vest in accordance with the following schedule:

[Insert Vesting Schedule]

II.                                   AGREEMENT

1.                                      Grant of Restricted Stock Units.  The Committee hereby grants to Participant named in the Notice of Grant of Restricted Stock Units in Part I of this Award Agreement under the Plan an Award of Restricted Stock Units (“RSUs”), subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Sections 18 and 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2.                                      Company’s Obligation to Pay.  Each RSU represents the right to receive a Share on the date it vests.  Unless and until the RSUs will have vested in the manner set forth in Section 4, Participant will have no right to payment of any such RSUs.  Prior to actual payment of any vested RSUs, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.                                      Participant’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) at the time the RSUs are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this RSU Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4.                                      Vesting Schedule.  Except as provided in Section 8, and subject to Section 9, the RSUs awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant, subject to Participant continuing to be employed by or rendering services to the Employer or any other member the Company Group through each applicable vesting date.

5.                                      Company’s Repurchase Right.  The Shares will be subject to the Company’s Repurchase Right until the Repurchase Right Lapse Date, as set forth in Section 11 of the Plan.

6.                                      Prohibition of Transfers. Participant hereby agrees that, except as otherwise approved by the Committee or provided otherwise in Sections 10 and 11 of the Plan, the Shares acquired by Participant pursuant to this Award of RSUs will be subject to the prohibition on Transfers set forth in Section 10(a) of the Plan until the first to occur of (x) the expiration of a one hundred eighty (180)-day period (or such other period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (A) the publication or other distribution of research reports and (B) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto) following the IPO Date or (y) the occurrence of a Change in Control.  Shares may be Transferred in connection with a Permitted Transfer pursuant to Section 10(c) of the Plan, provided that the Transferee agrees to be bound by the terms of the Plan and the Award Agreement as though no such Transfer had taken place, and provided that Participant has complied with all applicable laws in connection with such Transfer. Participant and the Transferee shall execute any documents reasonably required by the Committee to effectuate such Permitted Transfer.

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 6 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Award of Restricted Stock Units or Shares acquired pursuant to the Award of Restricted Stock Units shall be bound by this Section 6.

7.                                      Drag-Along Right.  Until the IPO Date, the Shares will be subject to the Drag-Along Right of the Majority Holders, as set forth in Section 10(b) of the Plan.

8.                                      Payment after Vesting.  Subject to Section 9, any RSUs that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares.  Subject to the provisions of the next paragraph, such vested RSUs shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any RSUs payable under this Award Agreement.

2

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the RSUs is accelerated in connection with Participant’s Termination (provided that such Termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such Termination and (y) the payment of such accelerated RSUs will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s Termination, then the payment of such accelerated RSUs will not be made until the date six (6) months and one (1) day following the date of Participant’s Termination, unless Participant dies following his or her Termination, in which case, the RSUs will be paid in Shares to Participant’s estate as soon as practicable following his or her death.  It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the RSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.  For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

9.                                      Forfeiture Upon Termination.  Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to be employed by, or render services to, the Employer for any or no reason, the then-unvested RSUs awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

10.                               Tax Consequences.  Participant has reviewed with its own tax advisors the applicable tax consequences of this investment and the transactions contemplated by this Award Agreement, including any U.S. federal, state and local tax consequences as well as any non-U.S. tax consequences.  With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral.  Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

11.                               No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or his or her acquisition or sale of the underlying Shares.  Participant understands and agrees that he or she will consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

12.                               Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary (to the extent such designation is permitted by the Company and the Company has determined it to be valid under applicable law), or if no beneficiary has been validly designated or no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

13.                               Tax Withholding. Pursuant to such procedures as the Committee may specify from time to time in accordance with Section 17 of the Plan, the Company shall withhold any applicable U.S. federal, state and local income, employment and other taxes as well as any applicable non-U.S. income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan which the Company determines must be withheld (the “Withholding Taxes”).  If Participant is subject to taxation in more than one jurisdiction, Participant acknowledges that

3

the Withholding Taxes may apply in more than one jurisdiction.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Withholding Taxes, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount of such Withholding Taxes, (c) withholding the amount of such Withholding Taxes from wages or other cash compensation or amounts that are owed to Participant by the Company or any Parent or Subsidiary of the Company, or (d) selling a sufficient number of Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of Withholding Taxes (on Participant’s behalf pursuant to this authorization) without further consent provided that in each case the Company may consider applicable minimum statutory withholding rates, including (to the extent permitted under the Plan) up to the maximum applicable rate in Participant’s jurisdiction. Participant acknowledges that Participant may receive a refund of any over-withheld amount in case (either from the Company or a Parent or Subsidiary of the Company or from the relevant tax authorities) but that Participant will have no entitlement to the equivalent amount in Shares.  Participant further acknowledges that the responsibility for any tax-related items related to participation in the Plan is Participant’s and may exceed the amount actually withheld, if any. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Withholding Taxes by withholding otherwise deliverable Shares, as described in (b) above.  If the Withholding Taxes are satisfied by such method, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that some Shares are held back solely for the purpose of satisfying the Withholding Taxes. If Participant fails to make satisfactory arrangements for the payment of such Withholding Taxes hereunder at the time of any applicable taxable event related to the RSUs, Participant will permanently forfeit such RSUs and any right to receive Shares thereunder and the RSUs will be returned to the Company at no cost to the Company.  Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Withholding Taxes are not delivered at the time they are due.

14.                               Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

15.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN EMPLOYMENT OR SERVICE OF THE EMPLOYER AT THE WILL OF THE EMPLOYER AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR SERVICE PROVIDER OF THE EMPLOYER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE EMPLOYER TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE OR SERVICE PROVIDER WITH THE EMPLOYER AT ANY TIME, WITH OR WITHOUT CAUSE.

16.                               Grant is Not Transferable.  Except to the limited extent provided in Section 12, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated

4

in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

17.                               Company’s Right of First Refusal.  Subject to Section 16 any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 17 (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Recipient”); (iii) the number of Shares to be transferred to each Proposed Recipient; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Recipient, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 17 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)                                 Payment.  Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Recipient are not purchased by the Company and/or its assignee(s) as provided in this Section 17, then the Holder may sell or otherwise transfer such Shares to that Proposed Recipient at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Recipient agrees in writing that the provisions of this Section 17 shall continue to apply to the Shares in the hands of such Proposed Recipient.  If the Shares described in the Notice are not transferred to the Proposed Recipient within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 17 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 17.  “Immediate

5

Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Award Agreement, including but not limited to this Section 17, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 17.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

18.                               Nature of Grant.  By accepting the grant, Participant acknowledges, understands and agrees that:

(a)                                 the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)                                 the grant of RSUs is exceptional, voluntary and occasional and does not create any contractual right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;

(c)                                  all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company;

(d)                                 Participant is voluntarily participating in the Plan;

(e)                                  the RSUs and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f)                                   the RSUs and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g)                                  the future value of the Shares underlying the RSUs is unknown, indeterminable and cannot be predicted with certainty;

(h)                                 no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of Participant’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any);

(i)                                     for purposes of the RSUs, Participant’s employment or service relationship will be considered terminated as of the date he or she is no longer actively providing services to the Company, the Employer or any other Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Company, Participant’s right to vest in the RSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any); the Committee shall have the

6

exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her RSU grant (including whether Participant may still be considered to be providing services while on a leave of absence);

(j)                                    unless otherwise agreed with the Company, the RSUs and Shares subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary of the Company; and

(k)                                 neither the Company, the Employer nor any Subsidiary of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or subsequent sale of Shares acquired upon settlement.

19.                               Data Privacy.

(a)  Data Collection and Usage. The Company collects, processes and uses personal data about Participant, including but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in Participant’s favor, which the Company receives from Participant or the Employer. In order to participate in the Plan, the Company will collect Participant’s personal data for purposes of allocating Shares and implementing, administering and managing the Plan.

If Participant is based in the European Union (“EU”) or European Economic Area (“EEA”) the Company’s legal basis for the processing of Participant’s personal data is based on the necessity for Company’s performance of its obligations under the Plan and pursuant to the Company’s legitimate business interests.

If Participant is based in any other jurisdiction, the Company’s legal basis for the processing of Participant’s personal data is Participant’s consent, as further described below.

(b)  Stock Plan Administration and Service Providers. The Company may transfer Participant’s data to one or more third party stock plan service providers based in the United States (“U.S.”), which may assist the Company with the implementation, administration and management of the Plan.  Such service provider(s) may open an account for Participant to receive and trade Shares.   Participant  may be asked to acknowledge, or agree to, separate terms and data processing practices with the service provider(s).

(c)  International Data Transfers. Participant’s personal data will be transferred from Participant’s country to the U.S., where the Company and its service providers are based.

If Participant is based in the EU/EEA, the Company’s legal basis for the transfer of Participant’s data to the U.S. is that it is authorized by the Company’s participation in the EU-U.S. Privacy Shield and its use of the standard data protection clauses adopted by the EU Commission.

If Participant is based in any other jurisdiction, the Company’s legal basis for the transfer of Participant’s personal data to the U.S. is Participant’s consent, as further described below.

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(d)  Data Retention.  The Company will use Participant’s personal data only as long as necessary to implement, administer and manage his or her participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and securities laws. When the Company no longer needs Participant’s personal data, which will generally be seven (7) years after he or she participates in the Plan, the Company will remove it from its systems.  If the Company keeps the data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if Participant is in the EU/EEA) and/or Participant’s consent (if Participant is outside the EU/EEA).

(e)  Data Subject Rights.  Participant understands that he or she may have a number of rights under data privacy laws in Participant’s jurisdiction.  Depending on where Participant is based, such rights may include the right to (i) request access or copies of personal data processed by the Company, (ii) rectification of incorrect data, (iii) deletion of data, (iv) restrictions on processing of data, (v) portability of data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Participant’s personal data. To receive clarification regarding these rights or to exercise these rights, Participant can contact the Company’s data privacy officer.

(f)  Data Privacy Consent.  If Participant is located in a jurisdiction outside the EU/EEA, Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliate for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that he or she may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her human resources representative.  If Participant does not consent or later seeks to revoke his or her consent, Participant’s employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant RSUs or other equity awards to Participant or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing consent may affect his or her ability to participate in the Plan.  For more information on the consequences of refusal to consent or withdrawal of consent, Participant should contact his or her local human resources representative.

20.                               Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO

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CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)                                 Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

21.                               Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at CrowdStrike Holdings, Inc. 15440 Laguna Canyon Rd, Ste. 250, Irvine, CA 92618-2142, or at such other address as the Company may hereafter designate in writing.

22.                               Electronic Delivery and Acceptance.  The Company may, in its sole discretion, decide to deliver any documents related to the RSUs awarded under the Plan or future RSUs that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

23.                               Language.  If Participant has received this Award Agreement, or any other document related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

24.                               Severability.  The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

25.                               Country-Specific Provisions.  The RSUs shall be subject to special terms and conditions set forth in Exhibit B to this Award Agreement. Moreover, if Participant relocates to one of the countries included in Exhibit B, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable

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for legal or administrative reasons.

26.                               No Waiver.  Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

27.                               Successors and Assigns.  The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.  The rights and obligations of Participant under this Award Agreement may only be assigned with the prior written consent of the Company.

28.                               Imposition of Other Requirements. The Company reserve the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

29.                               Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Shares will violate federal or foreign securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority.

30.                               Insider Trading Restrictions/Market Abuse Laws.  Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to the United States and Participant’s country of residence, which may affect his or her ability to accept, acquire, sell or otherwise dispose of Shares or rights to Shares or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions and Participant should speak to his or her personal advisor on this matter.

31.                               Foreign Asset/Account and Exchange Control Requirements.  Participant acknowledges that there may be certain foreign asset and/or account reporting requirements or exchange control restrictions which may affect Participant’s ability to acquire or hold Shares or cash received from participating in the Plan (including the proceeds from the sale of Shares and any dividends paid on Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or related transactions to the tax, exchange control or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a

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result of participating in the Plan to Participant’s country within a certain time after receipt.

32.                               Interpretation.  The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested).  All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company and all other interested persons.  Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

33.                               Modifications to the Award Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

34.                               Governing Law and Venue.  This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. Any and all disputes relating to, concerning or arising from this Award Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the RSUs or this Award Agreement, shall be brought and heard exclusively in the United States District Court for the District of Delaware or the Delaware Superior Court, New Castle County.  Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

35.                               Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Award Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

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PARTICIPANT:	CROWDSTRIKE HOLDINGS, INC.

Signature	By

Print Name	Title

Residence Address:

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EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	CROWDSTRIKE HOLDINGS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                 Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Award to Participant, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Exchange Act) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the RSU Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

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EXHIBIT B

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

COUNTRY-SPECIFIC PROVISIONS FOR PARTICIPANTS OUTSIDE THE U.S.

Terms and Conditions

These Country-Specific Terms and Conditions (“Country-Specific Terms”) include additional terms and conditions that govern the RSUs granted to Participant under the Plan if he or she is in one of the countries listed below.  If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the grant of the RSUs, the Company shall, in its discretion, determine to what extent the Country-Specific Terms contained herein shall be applicable to Participant.

Notifications

These Country-Specific Terms may also include information regarding exchange controls and certain other issues of which Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of September 2018.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information in these Country-Specific Terms as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time Participant vests in the RSUs or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result.  Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the grant of the RSUs, the notifications contained herein may not be applicable to Participant in the same manner.

AUSTRALIA

Notifications

Tax Information.  The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).

Securities Law Information.  There are legal consequences associated with participating in the Plan.  Participant should ensure that Participant understands these consequences before participating in the Plan. Any information given by or on behalf of the Company is general information only. Participant should obtain his or her own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission (“ASIC”) to give advice about participating in the Plan.

The grant of RSUs under the terms of the Plan and the Award Agreement does not require disclosure under Corporations Act 2001 (Cth) (the “Corporations Act”).  No document provided to Participant in connection with his or her participation in the Plan (including the Award Agreement and this Exhibit B):

•                  is a prospectus for purposes of the Corporations Act; or

•                  has been filed or reviewed by a regulatory in Australia (including ASIC).

Participant should not rely on any oral statements made in connection with his or her participation in the Plan. Participant should rely only upon the statements contained in the Award Agreement, including this Exhibit B, when considering whether to participate in the Plan.

In the event that Shares are issued to Participant under the Plan, the value of any Shares will be affected by the Australian / United States Dollar exchange rate, in addition to fluctuations in values caused by the fortunes of the Company.

If Participants offers any Shares for sale to any person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law.  Participant should consult with his or her personal legal advisor prior to making any such offer to ensure compliance with the applicable requirements.

CANADA

Terms and Conditions

Payment.  The following provision supplements Section 2 and 8 of the Award Agreement:

Notwithstanding any discretion contained in the Plan and the Award Agreement, the RSUs will not be settled in cash or a combination of cash and Shares. The RSUs will be settled only in Shares.

Nature of Grant.  The following provision replaces Section 18(i) of the Award Agreement:

For purposes of the RSUs, Participant’s employment or service will be considered terminated as of the date that is the earlier of (i) the date of Participant’s termination, (ii) the date Participant receives notice of termination, or (iii) the date Participant is no longer actively providing services and will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of Participant’s

2

employment agreement, if any), regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any; unless otherwise expressly provided in this Award Agreement or determined by the Company, Participant’s right to vest in the RSUs under the Plan, if any, will terminate as of such date; in the event that the date the Participant is no longer actively providing services cannot be reasonably determined under the terms of this Award Agreement and the Plan, the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her RSU grant (including whether Participant may still be considered to be providing services while on a leave of absence);

The following provisions apply to residents of Quebec:

Language Consent.  The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement à la Langue Utilisée. Les parties reconnaissent avoir expressément souhaité que la convention, ainsi que tous les documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy.  The following provision supplements Section 19 of the Award Agreement:

Participant authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan.  Participant further authorizes the Company, any Parent or Subsidiary of the Company, the Employer, or any stock plan service provider as may be selected by the Company from time to time to assist with the Plan, to disclose and discuss the Plan with their advisors.  Participant also authorizes the Company and the Employer to record such information and to keep such information in Participant’s employee file.

Notifications

Securities Law Information.  The sale of Shares acquired under the Plan may not take place in Canada.

Foreign Asset and Account Reporting Information.  Canadian residents are required to report their foreign specified property (e.g., Shares) on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds C$100,000 at any time in the year.  The RSUs must be reported - generally at a nil cost - if the C$100,000 threshold is exceeded because of other foreign specific property held by Participant. The Shares acquired under the Plan must be reported and their cost generally is the adjusted cost base (“ACB”) of the Shares.  The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if such Canadian resident owns other Shares, this ACB may have to be averaged with the ACB of the other shares.  The form T1135 generally must be filed by April 30 of the following year.  Canadian residents should consult with a personal advisor to ensure compliance with the applicable reporting requirements.

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FRANCE

Terms and Conditions

Language Consent.  By accepting the RSUs, Participant confirms having read and understood the Plan and Award Agreement, including all terms and conditions included therein, which were provided in the English language.  Participant accepts the terms of those documents accordingly.

Consentement à la Langue Utilisée. En acceptant l’ attribution, le Participant confirme avoir lu et compris le Plan et le Contrat y relatifs, inclutant tous leurs termes et conditions, qui ont été transmis en langue anglaise.  Le Participant accepte les termes de ces documents en conséquence.

Notifications

Non-Tax-Qualified RSUs.  The RSUs granted under the Award Agreement are not intended to be French tax-qualified RSUs.

Foreign Asset and Account Reporting Information.  French residents are required to report all foreign accounts (whether open, current or closed) to the French tax authorities when filing their annual tax returns.  Participant should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information.  German residents must report cross-border payments in excess of €12,500 on a monthly basis to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of Shares), the report must be filed electronically by the 5th day of the month following the month in which the payment was received.  The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.

INDIA

Notifications

Exchange Control Information.  Indian residents are required to repatriate any funds realized under the Plan to India within prescribed periods (e.g., within ninety (90) days of the receipt of proceeds from the sale of Shares, or such other period as may apply under applicable exchange control laws as may be amended from time to time).  Participant should maintain any foreign inward remittance certificate (received from the bank where the foreign currency is deposited) in the event that the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset and Account Reporting Information.  Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be declared by Indian residents in their annual tax return.  Participant is responsible for complying with this reporting obligation to the extent it applies to Participant and should confer with Participant’s personal legal advisor in this regard.

IRELAND

Notifications

Director Notification Requirement.  If Participant is a director, shadow director or secretary of an Irish Subsidiary and has a 1% or more shareholding interest in the Company, he or she must notify the

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Irish Subsidiary in writing upon receiving or disposing of an interest in the Company (e.g., RSUs, Shares) or upon becoming aware of the event giving rise to the notification requirement, or upon becoming a director, shadow director or secretary if such an interest exists at that time.  This notification requirement also applies with respect to the interests of a spouse or minor child (whose interests will be attributed to the director, shadow director or secretary).

ITALY

Terms and Conditions

Plan Document Acknowledgment.  By accepting the RSUs, Participant acknowledges that he or she has received a copy of the Plan, the Award Agreement and this Exhibit B and has reviewed the Plan, the Award Agreement and this Exhibit B in their entirety and fully accepts all provisions thereof.  Participant further acknowledges that he or she has read and specifically and expressly approves the following provisions of the Award Agreement:  (i) Responsibility for Taxes; (ii) Grant is Not Transferable; (iii) Language; (iv) Imposition of Other Requirements; (v) Governing Law and Venue;  and (vi) Entire Agreement.

Notifications

Foreign Asset and Account Reporting Information.  Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares or RSUs) which may generate income taxable in Italy are required to report such assets on their annual tax returns or on a special form if no tax return is due.  The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.  Participant should consult a personal legal advisor to ensure compliance with applicable reporting requirements.

Foreign Asset Tax Information.  The value of financial assets held outside of Italy (including Shares) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., Shares) assessed at the end of the calendar year.

JAPAN

Notifications

Foreign Asset and Account Reporting Information.  Details of any assets held outside Japan on an annual basis as of December 31 (including Shares acquired under the Plan) must be reported to the tax authorities, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report is due by March 15 each year.  Participant should consult with his or her personal tax advisor to determine if the reporting obligation applies to Participant and whether Participant will be required to include details of Participant’s outstanding RSUs, as well as Shares, in the report.

MEXICO

Terms and Conditions

Plan Document Acknowledgement.  By accepting the RSUs, Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement, including this Exhibit B, which Participant has reviewed.  Participant acknowledges further that he or she accepts all the provisions of the Plan and the Award Agreement, including this Exhibit B.  Participant also acknowledges that he or she has read

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and specifically and expressly approves the terms and conditions set forth in Section 18 (“Nature of Grant”) in the Award Agreement, which clearly provides as follows:

(1)                                 Participant’s participation in the Plan does not constitute an acquired right;

(2)                                 The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;

(3)                                 Participant’s participation in the Plan is voluntary; and

(4)                                 The Company and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired at vesting and settlement of the RSUs.

Labor Law Policy and Acknowledgment. By accepting the RSUs, Participant expressly recognizes that the Company, with registered offices at 150 Mathilda Place, Suite 300, Sunnyvale, California 94086, U.S.A., is solely responsible for the administration of the Plan and that Participant’s participation in the Plan and acquisition of Shares do not constitute an employment relationship between Participant and the Company since Participant is participating in the Plan on a wholly commercial basis and his or her sole employer is CrowdStrike Mexico, S de RL de CV (“CrowdStrike Mexico”), located at WeWork - Paseo de la Reforma 296 Floor 40-A104, Col. Juarez, C.P. 06600 Mexico. Based on the foregoing, Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between Participant and the employer, CrowdStrike Mexico, and do not form part of the employment conditions and/or benefits provided by CrowdStrike Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment.

Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation at any time without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and Participant therefore grants a full and broad release to the Company, and its subsidiaries, branches, representative offices, shareholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise.

Spanish Translation

Reconocimiento del Documento del Plan. Al aceptar las Unidades de Acciones Restringidas (RSUs, por sus siglas en inglés), el Participante reconoce que ha recibido una copia del Plan y del Acuerdo, incluyendo este Anexo B, los cuales que el Participante ha revisado.  El Participante reconoce, además, que acepta todas las disposiciones del Plan y del Acuerdo, incluyendo este Anexo B.  El Participante también reconoce que ha leído y que concretamente aprueba de forma expresa los términos y condiciones establecidos en la Sección 17 (“Naturaleza de la Subvención”) del Acuerdo, que claramente dispone lo siguiente:

(1)                                 La participación del Participante en el Plan no constituye un derecho adquirido;

(2)                                 El Plan y la participación del Participante en el Plan se ofrecen por la Compañía en su discrecionalidad total;

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(3)                                 La participación del Participante en el Plan es voluntaria; y

(4)                                 La Compañía y sus Subsidiarias no son responsables de ninguna disminución en el valor de las acciones adquiridas al conferir las RSUs.

Política Laboral y Reconocimiento. Al aceptar las RSUs, el Participante expresamente reconoce que la Compañía, con sus oficinas registradas y ubicadas en 150 Mathilda Place, Suite 300, Sunnyvale, California 94086, es la única responsable por la administración del Plan y que la participación del Participante en el Plan y  la adquisición de Acciones no constituyen una relación de empleo entre el Participante y la Compañía, ya que el Participante participa en el Plan en un marco totalmente comercial y su único patrón es CrowdStrike Mexico, S de RL de CV (“CrowdStrike Mexico”), ubicado en WeWork - Paseo de la Reforma 296 Floor 40-A104, Col. Juarez, C.P. 06600 Mexico.  Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar al participar en el Plan no establecen derecho alguno entre el Participante y el empleador, CrowdStrike Mexico, y no forma parte de las condiciones de empleo y/o las prestaciones otorgadas por CrowdStrike Mexico,  y que cualquier modificación al Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de la relación de empleo del Participante.

Asimismo, el Participante reconoce que su participación en el Plan se ha resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna frente el Participante.

Finalmente, el Participante por este medio declara que no se reserva ningun derecho o acción en contra de la Compañía por cualquier compensación o daños y perjuicios en relación de las disposiciones del Plan o de los beneficios derivados del Plan, y por lo tanto, el Participante otorga el más amplio finiquito que en derecho proceda a la Compañía, y sus filiales, oficinas de representación, accionistas, directores, oficiales, empleados, agentes, o representantes legales en relación con cualquier demanda que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

Securities Law Information.  Warning: Participant is being offered RSUs which, upon vesting and settlement  allows him or her to acquire Shares in accordance with the terms of the Plan and the Award Agreement. The Shares, if acquired, give Participant a stake in the ownership of the Company. Participant may receive a return if dividends are paid.

If the Company runs into financial difficulties and is wound up, Participant will be paid only after all creditors have been paid. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision.

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The usual rules do not apply to this offer because it is a small offer. As a result, Participant may not be given all the information usually required. Participant will also have fewer legal protections for this investment.

Participant should ask questions, read all documents carefully and seek independent financial advice before making any decisions with respect to the Plan.

ROMANIA

Terms and Conditions

Language Consent.  By accepting the grant of RSUs, Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the documents related to the grant (the Award Agreement and the Plan), which were provided in the English language.  Participant accepts the terms of those documents accordingly.

Consimtamant cu Privire la Limba. Prin acceptarea acordarii de RSU-uri, Participantul confirma ca acesta sau aceasta are un nivel adecvat de cunoastere in ce priveste cititirea si intelegerea limbii engleze, a citit si confirma ca a inteles pe deplin termenii documentelor referitoare la acordare (Acordul si Planul), care au fost furnizate in limba engleza.  Participantul accepta termenii acestor documente in consecinta.

Notifications

Exchange Control Information.  If Participant deposits the proceeds from the sale of Shares acquired under the Plan in a bank account in Romania, Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds.  Participant should consult with his or her personal legal advisor to ensure compliance with applicable requirements.

SINGAPORE

Terms and Conditions

Restriction on Sale and Transferability.  Participant hereby agrees that any Shares acquired under the Plan will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to one or more exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).

Notifications

Securities Law Information.  The grant of RSUs under the Plan is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the SFA, on which basis it is exempt from the prospectus and registration requirements and is not made with a view to the underlying Shares being subsequently offered for sale to any other party.  The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer and Director Notification Requirement.  If Participant is the Chief Executive Officer (“CEO”) or a director (including an alternate, substitute or shadow director) of a Singapore Subsidiary, Participant must notify the Singapore Subsidiary in writing of an interest (e.g., RSUs, Shares, etc.) in the Company or any Subsidiary within two business days of (i) acquiring or

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disposing of such interest, (ii) any change in a previously disclosed interest (e.g., sale of Shares), or (iii) becoming the CEO or a director.

SPAIN

Terms and Conditions

Nature of Grant.  The following provision supplements Section 18 of the Award Agreement:

By accepting the RSUs, Participant consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan. Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant RSUs under the Plan to individuals who may be employees of the Company or of a Parent or Subsidiary throughout the world. This decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Parent or Subsidiary other than as expressly set forth in the Award Agreement. Consequently, Participant understands that the RSUs are granted on the assumption and condition that the RSUs and any Shares acquired under the Plan are not part of any employment or service contract (either with the Company or with any Parent or Subsidiary) and shall not be considered a mandatory benefit or salary for any purpose (including severance compensation) or any other right whatsoever.   Further, Participant understands and agrees that, unless otherwise expressly provided for by the Company or set forth in the Plan or the Award Agreement, the RSUs will be cancelled without entitlement to any Shares underlying the RSUs if Participant’s status as an employee or service provider is terminated for any reason, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, or under Article 10.3 of Royal Decree 1382/1985.

In addition, Participant understands that this grant would not be made to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of, or right to, the RSUs shall be null and void.

Notifications

Securities Law Information.  The grant of RSUs described in the Award Agreement does not qualify under Spanish regulations as a security. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the RSUs. The Award Agreement has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering or prospectus.

Exchange Control Information.  Participant must declare the acquisition, ownership and disposition of Shares to the Dirección General de Comercio e Inversiones of the Ministry of Economy and Competitiveness (the “DGCI”) on a Form D-6.  Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year and/or Shares acquired or disposed of during the prior year;  however, if the value of the Shares acquired or disposed of or the amount of the sale proceeds exceeds €1,502,530 (or if Participant holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.

In addition, Participant may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired

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under the Plan), and any transactions with non-Spanish residents (including any payments of Shares made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.

Foreign Asset and Account Reporting Information.  To the extent that Participant holds rights or assets (e.g., cash or Shares held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year (or at any time during the year in which Participant sells or disposes of such rights or assets), Participant is required to report information on such rights and assets on his or her tax return for such year.  After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000.  Participant should consult with his or her personal tax advisor to ensure compliance with applicable reporting requirements.

TAIWAN

Notifications

Securities Law Information.  The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries.  The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Information.  The acquisition or conversion of foreign currency and the remittance of such amounts (including proceeds from the sale of Shares) to Taiwan may trigger certain annual or periodic exchange control reporting.  If the transaction amount is TWD500,000 or more in a single transaction, Participant may be required to submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank.  Participant should consult his or her personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

UNITED ARAB EMIRATES

Terms and Conditions

Nature of Grant.  This provision supplements Section 18 of the Award Agreement:

Participant acknowledges that the RSUs and related benefits do not constitute a component of Participant’s “wages” for any legal purpose.  Therefore, the RSUs and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as social insurance contributions and/or any other labor-related amounts which may be payable.

Notifications

Securities Law Information.  The offer of RSUs is available only for select employees of the Company and its Subsidiaries and is in the nature of providing employee incentives in the United Arab Emirates.  The Plan and the Award Agreement are intended for distribution only to such employees and must not be delivered to, or relied on by any other person. Prospective purchasers of securities should conduct their own due diligence.

The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with this statement, including the Plan and the Award Agreement, or any other incidental communication materials distributions in connection with the RSUs.  Further,

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neither the Ministry of Economy nor the Dubai Department of Economic Development has approved this statement nor taken steps to verify the information set out in it, and has no responsibility for it.  Residents of the United Arab Emirates who have questions regarding the contents of the Plan and the Award Agreement should obtain independent professional advice.

UNITED KINGDOM

Terms and Conditions

Payment.  The following provision supplements Section 2 and 8 of the Award Agreement:

Notwithstanding any discretion contained in the Plan or the Award Agreement, the RSUs will not be settled in cash or a combination of cash and Shares. The RSUs will be settled only in Shares.

Responsibility for Taxes.  The following provision supplements Section 13 of the Award Agreement:

Without limitation to this Section 13, Participant hereby agrees that he or she is liable for all applicable income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s Participation in the Plan (“Tax-Related Items”) and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or (if different) the Employer or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority).  Participant also hereby agrees to indemnify and keep indemnified the Company and (if different) the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), Participant understands that the foregoing provision will not apply. Instead, any Tax-Related Items not collected or paid may constitute a benefit to Participant on which additional income tax and National Insurance Contributions (“NICs”) may be payable. Participant understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any employee NICs due on this additional benefit, which can be recovered by any means set out in the Award Agreement.

Section 431 Election.  Except as provided below, as a condition of participation in the Plan and the vesting of RSUs, Participant agrees to enter into, jointly with the Employer (or the Company or its other Subsidiaries, as applicable), a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Participant will not revoke such election at any time (the “431 Election”).  This election will be to treat the Shares acquired under the Plan as if such Shares were not restricted securities (for U.K. tax purposes only).  If Participant is required to but does not enter into such an election prior to the vesting of the RSUs, Participant will not be entitled to vest in the RSUs and no Shares will be issued to Participant, without any liability to the Company or the Employer.  Participant must enter into the 431 Election attached the Award Agreement as Exhibit C , concurrent with the execution of the Award  Agreement, or at such subsequent time as may be designated by the Company.

National Insurance Contribution Joint Election.  If Participant is a tax resident in the United Kingdom, the grant of the RSUs is conditional upon Participant’s agreement to accept liability for any

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secondary Class 1 national insurance contributions which may be payable by the Employer in connection with any event giving rise to tax liability in relation to the RSUs (“Employer NICs”).  The Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 13 of the Award Agreement.  Without prejudice to the foregoing, Participant agrees to execute a joint election with the Company or the Employer (a “NICs Joint Election”), the form of such NICs Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant.  Participant further agrees to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of Participant’s NICs Joint Election.  If Participant does not complete the Joint Election prior to the RSUs vesting, or if approval of the NICs Joint Election is withdrawn by HMRC and a new NICs Joint Election is not entered into, Participant’s RSUs shall become null and void and may not be settled, without any liability to the Company or its Subsidiaries.  Participant must enter into the NICs Joint Election attached the Award Agreement as Exhibit D, concurrent with the execution of the Award Agreement or at such subsequent time as may be designated by the Company.

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EXHIBIT C

SECTION 431 JOINT ELECTION FOR U.K. PARTICIPANTS

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.              Between

the Employee:

whose National Insurance Number is

and

the Company (who is the Employee’s employer):

of Company Registration Number

2.              Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.              Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities:	All securities to be acquired by Employee under the terms of the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan.

Description of securities:	Shares of common stock

Name of issuer of securities:	CrowdStrike Holdings, Inc.

to be acquired by the Employee under the terms of the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan.

2

Extent of Application

This election disapplies to

S.431(1) ITEPA: All restrictions attaching to the securities

4.              Declaration

This election will become irrevocable upon the later of its signing or electronic acceptance or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing or electronically accepting this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
I. Signature (for and on behalf of the Company)	Date

Position in company

Note:                  Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

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EXHIBIT D

NICs JOINT ELECTION FOR U.K. PARTICIPANTS

Important Note on the Election to Transfer Employer NICs

If you are liable for National Insurance contributions (“NICs”) in the UK in connection with your participation in the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan, you are required to enter into an Election to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•                  you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•                  you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•                  you acknowledge that the Company or your employer may require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

Please read the Election carefully.

Please print and keep a copy of the Election for your records.

CROWDSTRIKE HOLDINGS, INC.

2011 STOCK INCENTIVE PLAN

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.            The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive restricted stock units (“Awards”) pursuant to the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan (the “Plan”), and

B.            CrowdStrike Holdings, Inc., 150 Mathilda Place, Suite 300, Sunnyvale, California 94086, United States of America (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.             Introduction

1.1          This Election relates to all Awards granted to the Employee under the Plan from the date it is entered up to the termination date of the Plan.

1.2          In this Election the following words and phrases have the following meanings:

(a)           “Chargeable Event” means, any event giving rise to Relevant Employment Income.

(i)

(b)           “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)           “Relevant Employment Income” from Awards on which employer’s National Insurance Contributions becomes due is defined as:

(i)            an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)           an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)          any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)          the acquisition of securities pursuant to Awards (within section 477(3)(a) of ITEPA);

(B)          the assignment or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA);

(C)          the receipt of a benefit in connection with the Awards other than a benefit within (A) or (B) above (within section 477(3)(c) of ITEPA).

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(d)           “SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3          This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4          This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5          This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.             The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee.  The Employee understands that, by electronically accepting the Award or by separately signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

3.             Payment of the Employer’s Liability

3.1          The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Chargeable Event:

(i)            by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)           directly from the Employee by payment in cash or cleared funds; and/or

(iii)          by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)          by any other means specified in the applicable award agreement.

3.2          The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received.

3.3          The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs, if payments are made electronically).

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4.             Duration of Election

4.1          The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2          Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement.  This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3          This Election will continue in effect until the earliest of the following:

(i)            the Employee and the Company agree in writing that it should cease to have effect;

(ii)           on the date the Company serves written notice on the Employee terminating its effect;

(iii)          on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)          after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4          This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer

Acceptance by the Employee

The Employee acknowledges that, by electronically accepting the Award or by separately signing or electronically accepting this Election, the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date

Acceptance by the Company

The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on

behalf of the Company

Position

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SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Election may apply:

Name of Company:	CrowdStrike UK Ltd. (“CSUK”)

Registered Office:	6th Floor One London Wall, London, United Kingdom EC2Y 5EB

Company Registration Number:

Corporation Tax District:

Corporation Tax Reference:

PAYE Reference:

RESTRICTED STOCK GRANT NOTICE AND AGREEMENT

CrowdStrike Holdings, Inc. (the “Company”), pursuant to its 2011 Stock Incentive Plan (the “Plan”), hereby grants to Holder the number of shares of the Restricted Stock set forth below.  The Restricted Stock is subject to all of the terms and conditions of this Restricted Stock Agreement (this “Grant Notice”), as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Number of Shares of Restricted Stock:

Vesting Commencement Date:

Vesting Schedule:	[Insert Vesting Schedule]

Termination:

Section 6(d) of the Plan regarding Termination is incorporated herein by reference and made a part hereof. Following any such Termination, the provisions of Section 9 of the Plan shall apply to all shares of Restricted Stock that have vested on or prior to such Termination.

Transfer Restrictions;
Voting Proxy:

The transfer restrictions described in Section 8 of the Plan are incorporated herein by reference and made a part hereof. As a condition of the grant of Restricted Stock hereunder, the Holder hereby grants to the Investors, acting jointly, the Holder’s irrevocable proxy, and appoints the Investors, or any designee or nominee of the Investors, as the Holder’s attorney-in-fact (with full power of substitution and resubstitution), for and in its name, place, and stead, to (i) vote or act by written consent with respect to the shares of Stock (whether or not vested) now owned by the Holder (or any transferee), including the right to sign the Holder’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors, and (ii) take any and all action necessary to sell or otherwise transfer any Subject Shares as contemplated by Section 8 of the Plan. This proxy shall be coupled with an interest, and the Holder agrees to take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. The proxy described hereunder shall terminate upon the earlier to occur of the IPO Date or the date of a Change in Control.

Additional Terms:

•                                          The Restricted Stock granted hereunder shall be registered in the Holder’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion. Any certificates representing the vested Restricted Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•                                          The Holder shall be the record owner of the shares of Restricted Stock until or unless such Restricted Stock is forfeited or repurchased, or otherwise sold or transferred in accordance with the terms of the Plan, and as record owner shall generally be entitled to all rights of a stockholder with respect to the Restricted Stock; provided, however, that the Company will retain custody of all dividends and distributions, if any (“Retained Distributions”), made or declared on the Restricted Stock (and such Retained Distributions shall be subject to forfeiture and the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account. As soon as practicable following each applicable vesting date any applicable Retained Distributions shall be delivered to the Holder.

•                                          Upon vesting of the Restricted Stock (or such other time that the Restricted Stock is taken into income), Holder will be required to satisfy applicable withholding tax obligations, if any, as provided in the Plan.

• This Grant Notice does not confer upon the Holder any right to continue as an employee or service provider of the Employer or any other member of the Company Group.

• This Grant Notice shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•                                          The Holder agrees that the Company may deliver by email all documents relating to the Plan or the Restricted Stock (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email.

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Representations and
Warranties of Holder:	Holder hereby represents and warrants to the Company that:

•                                          Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to, and in reliance upon, the exemption from such registration provided by Rule 701 promulgated under the Securities Act for security issuances under compensatory benefit plans such as the Plan;

•                                          Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the Federal securities laws or unless an exemption from such registration is available; and

•                                          Holder is prepared to hold the shares of Stock for an indefinite period and that Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.

*                                         *                                         *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS THIS GRANT NOTICE AND THE PLAN.

CROWDSTRIKE HOLDINGS, INC.	HOLDER

By:

Signature	Signature

Title:

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SECTION 431 JOINT ELECTION FOR U.K. PARTICIPANTS

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.              Between

the Employee:

whose National Insurance Number is

and

the Company (who is the Employee’s employer):

of Company Registration Number

2.              Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.              Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities:	All securities to be acquired by Employee pursuant to the option granted on under the terms of the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan.

Description of securities:	Shares of common stock

Name of issuer of securities:	CrowdStrike Holdings, Inc.

to be acquired by the Employee on                        under the terms of the CrowdStrike Holdings, Inc. 2011 Stock Incentive Plan.

Extent of Application

This election disapplies to

S.431(1) ITEPA: All restrictions attaching to the securities

4.              Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /

I. Signature (for and on behalf of the Company)	Date

Position in company:

Note:                  Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.